UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4324
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2021

Item 1. Report to Stockholders.

(a)

Semi-Annual Report
For the Six Months Ended September 30, 2021

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Growth & Income Fund
(formerly Osterweis Strategic Investment Fund)
Osterweis Emerging Opportunity Fund
Osterweis Total Return Fund

Important Notice:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on the Funds’ website at www.osterweis.com/literature, and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

If you would like to receive paper copies and have not done so already, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary or, if you invest directly with the Osterweis Funds, calling (866) 236-0050. Your election to receive paper reports will apply to all funds held within your account(s).

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the authors as of the referenced date, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedules of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index includes the reinvestment of dividends. The index does not incur expenses and is not available for investment.

The Bloomberg U.S. Aggregate Bond Index (BC Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance.

The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing. The Bloomberg U.S. Aggregate Bond 1-3 Year Index is the 1-3 Year segment of the BC Agg.

The Bloomberg U.S. Universal Bond Index (BC Univ) is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The ICE BofA 3-Month Treasury Bill Index is a monthly-rebalanced index that consists of a single Treasury Bill issue that matures closest to, but not beyond, three months.

The Russell 2000 Growth Index (Russell 2000G) is a market-capitalization-weighted index representing the small cap growth segment of U.S. equities.

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

A mortgage-backed security (MBS) is a type of debt security that is secured by a mortgage or collection of mortgages.

An asset-backed security (ABS) is a type of financial investment that is collateralized by an underlying pool of assets-usually ones that generate a cash flow from debt, such as loans, leases, credit card balances, or receivables.

A collateralized mortgage obligation (CMO) refers to a type of mortgage-backed security that contains a pool of mortgages that are bundled into tranches based on their risk classifications.

All currency figures are shown in USD.

Cash flow measures the cash-generating capability of a company and is calculated by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Spread is the difference in yield between a risk-free asset such as a U.S. Treasury bond and another security with the same maturity but of lesser quality.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

A basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equal to 1/100th of 1% or 0.01% (0.0001).

Investment grade and non-investment grade (high yield) categories are determined by credit ratings from Standard and Poor’s and Moody’s, which are private independent rating services that assign grades to bonds to represent their credit quality. The issues are evaluated based on such factors as the bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Standard and Poor’s ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Moody’s ratings are expressed as letters and numbers ranging from ‘Aaa’, which is the highest grade, to ‘C’, which is the lowest grade. A Standard and Poor’s rating of BBB- or higher is considered investment grade. A Moody’s rating of Baa3 or higher is considered investment grade. A Standard and Poor’s rating below BBB- is considered noninvestment grade. A Moody’s rating below Baa3 is considered non-investment grade.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Osterweis Capital Management.

Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

Any ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Osterweis Capital Management. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.osterweis.com/glossary for a full copy of the Disclaimer.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

Osterweis Capital Management is the adviser to the Osterweis Funds, which are distributed by Quasar Distributors, LLC. [OSTE-20211111-0372]

Table of Contents

Letter from the Chief Investment Officers	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	4
Fund Overview	5
Schedule of Investments	6
Osterweis Strategic Income Fund
Portfolio Managers’ Review	8
Fund Overview	9
Schedule of Investments	10
Osterweis Growth & Income Fund
Portfolio Managers’ Review	16
Fund Overview	18
Schedule of Investments	19
Osterweis Emerging Opportunity Fund
Portfolio Managers’ Review	24
Fund Overview	25
Schedule of Investments	26
Osterweis Total Return Fund
Portfolio Managers’ Review	28
Fund Overview	29
Schedule of Investments	30
Financial Statements
Statements of Assets and Liabilities	36
Statements of Operations	37
Statements of Changes in Net Assets
Osterweis Fund	38
Osterweis Strategic Income Fund	39
Osterweis Growth & Income Fund	40
Osterweis Emerging Opportunity Fund	41
Osterweis Total Return Fund	42
Financial Highlights
Osterweis Fund	43
Osterweis Strategic Income Fund	44
Osterweis Growth & Income Fund	45
Osterweis Emerging Opportunity Fund	46
Osterweis Total Return Fund	47
Notes to Financial Statements	48
Expense Examples	61
Additional Information	62
Approval of Investment Advisory Agreements	63
Statement Regarding Liquidity Risk Management Program	67
Privacy Notice	68

Letter from the Chief Investment Officers

October 15, 2021

The post-pandemic stock market rally finally stalled out during the second fiscal quarter, as investors grappled with several significant issues simultaneously, including the Delta surge, decelerating GDP growth, continued supply chain issues, labor shortages, rising inflation, and a potential tightening of the Fed’s monetary policy.

Given all the uncertainty, it is not surprising that the market sputtered – investors are having trouble figuring out what the economy will look like when things eventually normalize. While there are many possible scenarios, including continued market volatility, we believe the most likely outcome is favorable – an extended cycle of capital investment that should be the impetus for both broadening growth and job creation.

Our bias toward this outlook is based on a few presumptions. The pandemic has laid bare the need for an extended investment cycle. For example, we have witnessed the inherent structural risks associated with global just-in-time supply chains, which are a root cause of the shortages and bottlenecks we are currently facing. We suspect the remedy to this is the restoring of manufacturing capabilities and supply chains to geographies that are closer to the markets where customers live. The proliferation of omnichannel retail only makes this trend more acute.

We are also seeing signs of energy stress, with demand for energy outstripping supply, resulting in multi-year high prices for crude oil and natural gas. Due to the combination of shareholder demands that traditional energy companies put less money into the ground and return more money to shareholders, along with societal pressures for de-carbonization, we see the potential for the energy shortage to persist. The need to fill the gap between supply and demand will drive investments in alternative sources like wind, hydrogen, and solar.

In addition, everyone in Washington, D.C. seems to agree that infrastructure spending is necessary, which should create a persistent bid for raw materials such as steel, aggregates, and copper. In combination with reshoring of global supply chains to carry more inventory, we will likely see increases in demand for logistics and warehousing.

Another reason we are constructive on the economy is that real wages are rising at a rate we haven’t seen in decades. This is likely due to a constellation of factors that have led to near-term labor shortages: a wave of Covid-induced early retirements (2 million above normal), massive labor dislocations created by the pandemic lockdowns, more workers choosing to stay home due to safety concerns and increased government stimulus, and slowing population growth caused by the tragic decline in life expectancy, lower birth rates, and stagnant immigration rates.

Whether these trends become the impetus for long-term structural inflation or whether they are a short-term anomaly is an open and critical question, as we see both temporary and structural forces at play. For example, on the temporary side, many of the supply chain issues should be resolved in the next year or so. On the structural side, as noted above, we think the bottlenecks have laid bare major shortcomings in global supply chains that could lead to permanent changes and a large investment cycle.

It seems to us that the combination of increased capital investment and rising real wages should result in above-trend growth with manageable inflation. Price increases for raw materials should be transitory – there is plenty of capital and technology for supply to catch up to demand. Upward wage pressure may persist, but real wages are still below historical levels, and the recent increase in incomes should be supportive of consumption, which accounts for nearly 70% of U.S. GDP.

In addition, many businesses have done a remarkable job of cutting costs and have positioned themselves to come out of the Covid crisis stronger than they were in 2019. The capital markets have been functioning exceptionally well for the past 18 months, allowing companies to fund growth and easily refinance debt obligations at attractive rates as they come due. Management teams are gaining experience and getting comfortable managing disparate organizations whose employees have been largely working from home for the last six quarters. So, while tight labor markets and supply chains present some near-term challenges, and a Fed taper could trigger some near-term volatility in the markets, corporate balance sheets are generally in excellent shape and companies seem well-positioned for growth as these temporary conditions work themselves out over the coming quarters.

Letter from the Chief Investment Officers

We invite you to read our Portfolio Managers’ Reviews for more information about each fund’s performance and positioning. If you would like to receive our quarterly shareholder letters by email, please sign up at www.osterweis.com, email us at contact@osterweis.com, or call (800) 700-3316.

Sincerely,

Jim Callinan, CFA	John Osterweis	Larry Cordisco	Carl Kaufman	Eddy Vataru, CFA
CIO –	Co-CIO –	Co-CIO –	CIO –	CIO –
Emerging Growth	Core Equity	Core Equity	Strategic Income	Total Return

____________________

This commentary contains the current opinions of the authors as of  the date above, which are subject  to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2021 to September 30, 2021, the Osterweis Fund (the “Fund”) generated a total return of 5.39% versus 9.18% for the S&P 500. (Please see standardized performance in the table following this review.)

Market Review

Market sentiment gradually shifted during the past six months, as the rally that began in April of 2020 finally lost steam. Stocks continued to perform well through the first fiscal quarter, propelled by enthusiasm for the post-pandemic economic reopening. However, investors grew cautious in the second fiscal quarter as they grappled with several significant issues, including the Delta surge, decelerating GDP growth, continued supply chain issues, labor shortages, rising inflation, and a potential tightening of the Fed’s monetary policy.

Portfolio Review

For the six month period ending September 30, 2021, the Fund delivered solid absolute returns but trailed the S&P 500. Our focus on owning quality businesses rather than “hot” recovery stocks impacted our performance, but we expect these types of companies to come back into favor as the recovery matures and markets normalize.

Security selection had the biggest negative effect on relative performance. Although nearly two-thirds of the stocks in the portfolio delivered positive absolute returns, several sectors lagged their counterparts in the benchmark, particularly consumer discretionary, information technology, and real estate. On the plus side, communication services, health care, and utilities each outperformed.

Sector allocation also was a net drag on relative performance, though less impactful. We were overweight a few sectors that underperformed the index and underweight a few sectors that outperformed. The Fund’s small cash position also detracted slightly from performance, which is to be expected in a rising market.

Outlook & Portfolio Positioning

Looking ahead, we remain optimistic about the direction of the economy, even though the second fiscal quarter was a bit of a slog for the markets. In our view, many of the current headwinds are temporary, and we believe the economy is primed for an extended cycle of capital investment that should lead to a period of broadening growth and job creation. Given this backdrop, we are looking for opportunities in cyclical stocks, as we expect they will benefit from the likely increase in economic activity. Of course, we also remain invested in dominant companies riding durable secular tailwinds, as we continue to believe they will outperform over time.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Osterweis Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2021

	Six Months						Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	5.39%	24.84%	16.86%	14.20%	12.80%	8.46%	10.88%
S&P 500 Index	9.18	30.00	15.99	16.90	16.63	10.37	10.44
Gross/Net Expense Ratio as of 6/30/2021: 0.95%/0.95% 1
[1]
As of most recent Prospectus dated June 30, 2021.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2022.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2021)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 1993 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of net assets)
Alphabet, Inc. – Class C	8.0%
Microsoft Corp.	6.0
Danaher Corp.	4.2
JPMorgan Chase & Co.	4.1
Amazon.com, Inc.	3.6
Old Dominion Freight Line, Inc.	2.9
Visa, Inc. – Class A	2.8
Waste Connections, Inc.	2.7
T-Mobile US, Inc.	2.7
Union Pacific Corp.	2.6
Total	39.6%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at September 30, 2021 (Unaudited)

Shares		Value
Common Stocks: 94.0%

Aerospace & Defense: 1.7%
95,350	Safran SA – ADR	$3,021,641

Auto Components: 2.4%
28,170	Aptiv PLC [1]	4,196,485

Banks: 6.5%
22,525	First Republic Bank	4,344,622
44,495	JPMorgan Chase & Co.	7,283,387
		11,628,009
Chemicals: 4.3%
16,825	Air Products & Chemicals, Inc.	4,309,051
24,570	International Flavors &
	Fragrances, Inc.	3,285,500
		7,594,551
Commercial Services & Supplies: 2.7%
38,215	Waste Connections, Inc.	4,812,415

Diversified Consumer Services: 1.5%
18,805	Bright Horizons Family
	Solutions, Inc. [1]	2,621,793

Electric Utilities: 1.3%
29,447	NextEra Energy, Inc.	2,312,178

Equity Real Estate Investment Trusts – REITS: 4.2%
19,795	Crown Castle International Corp.	3,430,870
25,660	PS Business Parks, Inc.	4,021,948
		7,452,818
Food & Staples Retailing: 2.3%
52,355	Sysco Corp.	4,109,868

Health Care Equipment & Supplies: 8.3%
81,620	Boston Scientific Corp. [1]	3,541,492
24,270	Danaher Corp.	7,388,759
9,990	Teleflex, Inc.	3,761,734
		14,691,985
Health Care Providers & Services: 2.0%
43,095	CVS Health Corp.	3,657,042

Insurance: 2.0%
38,825	The Progressive Corp.	3,509,392

Interactive Media & Services: 8.9%
5,374	Alphabet, Inc. – Class C [1]	14,323,376
21,705	Snap, Inc. – Class A [1]	1,603,348
		15,926,724
Internet & Direct Marketing Retail: 4.8%
1,934	Amazon.com, Inc. [1]	6,353,267
10,485	Etsy, Inc. [1]	2,180,461
		8,533,728
IT Services: 4.2%
52,430	LiveRamp Holdings, Inc. [1]	2,476,269
22,335	Visa, Inc. – Class A	4,975,121
		7,451,390
Media: 2.1%
5,217	Charter Communications,
	Inc. – Class A [1]	3,795,681
Multiline Retail: 2.2%
18,730	Dollar General Corp.	3,973,382

Oil, Gas & Consumable Fuels: 1.7%
17,785	Pioneer Natural Resources Co.	2,961,380

Pharmaceuticals: 2.1%
18,185	Johnson & Johnson	2,936,878
45,550	Nektar Therapeutics [1]	818,078
		3,754,956
Road & Rail: 5.5%
17,895	Old Dominion Freight Line, Inc.	5,117,612
23,530	Union Pacific Corp.	4,612,115
		9,729,727
Semiconductors & Semiconductor Equipment: 7.0%
42,105	Advanced Micro Devices, Inc. [1]	4,332,604
27,109	Applied Materials, Inc.	3,489,742
7,445	Monolithic Power Systems, Inc.	3,608,443
6,610	Xilinx, Inc.	998,044
		12,428,833
Software: 9.7%
37,795	Microsoft Corp.	10,655,166
11,240	Synopsys, Inc. [1]	3,365,368
28,645	Zendesk, Inc. [1]	3,333,992
		17,354,526
Specialty Retail: 3.9%
11,250	The Home Depot, Inc.	3,692,925
30,710	Ross Stores, Inc.	3,342,783
		7,035,708
Wireless Telecommunication Services: 2.7%
37,190	T-Mobile US, Inc. [1]	4,751,394

Total Common Stocks
(Cost $95,925,524)		167,305,606

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Shares	Value
Short-Term Investments: 4.1%

Money Market Funds: 4.1%
7,356,086	Federated Hermes U.S.
Treasury Cash Reserves –
Class I , 0.006% [2]	$7,356,086

Total Money Market Funds
(Cost $7,356,086)	7,356,086

Total Short-Term Investments
(Cost $7,356,086)	7,356,086

Total Investments in Securities: 98.1%
(Cost $103,281,610)	174,661,692
Other Assets in Excess of Liabilities: 1.9%	3,303,702
Total Net Assets: 100.0%	$177,965,394

ADR – American Depositary Receipt
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the six-month period ending September 30, 2021, the Osterweis Strategic Income Fund (the “Fund”) generated a total return of 3.64%, outperforming the Bloomberg U.S. Aggregate Bond Index (the “BC Agg”), which returned 1.88% over the same period. (Please see standardized performance in the table following this review.) The Fund also outperformed the Bloomberg U.S. Universal Bond Index (the “BC Univ”), which returned 2.04% over the same period.1

Market Review

Fixed income markets have been relatively calm for the past two fiscal quarters, though investors were grappling with several challenging issues during the period, including inflation and the Delta variant. Inflation was particularly top of mind, as ongoing supply chain disruptions and labor shortages continued to drive prices higher. In mid-June, largely in response to inflation, the Fed announced a tentative timeline to taper its bond buying program and possibly raise short-term rates, which caused the yield curve to flatten. Long-term Treasuries rallied, as investors expressed confidence the Fed will be able to contain the problem.

Portfolio Review

For the six months ending September 30, 2021, the Fund outperformed the BC Univ, driven primarily by beneficial sector allocation and secondarily by issue selection. These relative gains were partially offset by duration management.

Sector allocation was the largest contributor to the Fund’s relative results, adding almost 270 basis points. The high yield sector performed well during the period as the macroeconomy continued to recover and borrowers shored up their balance sheets. Consequently, our significant overweight to high yield (averaging nearly 75% for the Fund vs. 5% for the index) was additive to relative performance. Our small allocation to equities, which we acquired through corporate actions, also performed well and provided a boost over the benchmark.

Issue selection also produced a modest contribution to our outperformance during the period, adding over 70 basis points. The vast majority of the value added came from our high yield bonds, though our investment grade picks also gave us a further leg up.

During the past two fiscal quarters, longer-term bonds generally fared better as yields rose on the short end and declined on the long end. As the Fund continued to focus on shorter-term securities and a more defensive position compared to the benchmark, our duration management detracted from relative returns.

Outlook & Portfolio Positioning

We are positioning the Fund cautiously as we expect the combination of the Fed’s tapering program and higher inflation may trigger a modest rate increase that could create near-term volatility throughout the markets. We are also holding a healthy cash reserve that allows us to initiate new positions quickly should opportunities present themselves.

____________________

Mutual Fund investing involves risk. Principal loss is possible.

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

[1]	The Bloomberg U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2021

	Six Months						Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	3.64%	9.99%	5.23%	5.22%	5.36%	5.85%	6.52%
Bloomberg U.S. Aggregate Bond Index	1.88	-0.90	5.36	2.94	3.01	4.17	4.18
Gross/Net Expense Ratio as of 3/31/2021: 0.88% 1
[1]	As of most recent Prospectus dated June 30, 2021. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2021)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 30, 2002 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Holdings (% of net assets)
Southeastern Grocers, Inc.	2.8%
Xerox Holdings Corp., 5.000%	1.3
Donnelley Financial Solutions, Inc., 8.250%	1.3
XPO Logistics, Inc., 6.250%	1.2
Michael Baker International LLC, 8.750%	1.2
Avation Capital SA, 8.250%	1.2
Hecla Mining Co., 7.250%	1.2
Tutor Perini Corp., 6.875%	1.2
Enova International, Inc., 8.500%	1.1
The Goodyear Tire & Rubber Co., 9.500%	1.1
Total	13.6%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at September 30, 2021 (Unaudited)

Shares		Value
Common Stocks: 3.4%

Food & Staples Retailing: 2.8%
7,450,877	Southeastern Grocers, Inc. [1,2]	$158,331,136
61,582,000	Tops Holding, Litigation
	Trust Proceeds [1,2,6]	46,248
		158,377,384
Metals & Mining: 0.6%
823	Real Alloy Holding, Inc. [1,2]	32,902,800

Total Common Stocks
(Cost $140,360,588)		191,280,184

Convertible Preferred Stocks: 1.4%

Construction & Engineering: 0.2%
7,250	Fluor Corp., 6.500%	7,272,475

Media: 0.2%
196,000	ViacomCBS, Inc., 5.750%	12,804,680

Road & Rail: 1.0%
490,000	Daseke, Inc., 7.625% [1,9]	57,199,317

Total Convertible Preferred Stocks
(Cost $67,912,000)		77,276,472

Principal
Amount
Bonds: 80.5%
Corporate Bonds: 73.7%

Air Freight & Logistics: 1.3%
	Cargo Aircraft Management, Inc.
$4,590,000	4.750%, 02/01/2028	4,751,798
	XPO Logistics, Inc.
64,500,000	6.250%, 05/01/2025	68,088,135
		72,839,933
Airlines: 2.2%
	American Airlines, Inc.
39,066,000	11.750%, 07/15/2025	48,393,007
	United Airlines Holdings, Inc.
45,074,000	4.250%, 10/01/2022	46,017,737
14,896,000	4.875%, 01/15/2025	15,287,020
	United Airlines, Inc.
5,000,000	4.375%, 04/15/2026	5,137,500
5,000,000	4.625%, 04/15/2029	5,173,500
		120,008,764
Auto Components: 3.1%
	American Axle & Manufacturing, Inc.
16,600,000	6.250%, 03/15/2026	17,077,250
40,000,000	6.875%, 07/01/2028	42,700,000
	The Goodyear Tire & Rubber Co.
53,605,000	9.500%, 05/31/2025	58,898,494
14,500,000	5.000%, 07/15/2029	15,451,925
	Real Hero Merger Sub 2, Inc.
35,242,000	6.250%, 02/01/2029	36,628,244
		170,755,913
Automobiles: 1.4%
	Ford Motor Co.
9,000,000	9.625%, 04/22/2030	12,771,562
	Ford Motor Credit Co. LLC
7,925,000	3.278% (3 Month LIBOR
	USD + 3.140%), 01/07/2022 [3]	7,960,028
12,051,000	4.250%, 09/20/2022	12,340,224
10,000,000	4.687%, 06/09/2025	10,712,500
	Volkswagen Group of
	America Finance LLC
34,000,000	1.063% (3 Month LIBOR
	USD + 0.940%), 11/12/2021 [3]	34,035,634
		77,819,948
Beverages: 0.4%
	Primo Water Holdings, Inc.
19,700,000	4.375%, 04/30/2029	19,719,306

Building Products: 2.2%
	Builders FirstSource, Inc.
16,681,000	6.750%, 06/01/2027	17,702,711
	Griffon Corp.
45,000,000	5.750%, 03/01/2028	47,306,250
	Patrick Industries, Inc.
44,500,000	7.500%, 10/15/2027	48,140,768
	PGT Innovations, Inc.
11,000,000	4.375%, 10/01/2029	11,096,305
		124,246,034
Capital Markets: 2.2%
	Donnelley Financial Solutions, Inc.
70,379,000	8.250%, 10/15/2024	72,352,075
	Oppenheimer Holdings, Inc.
49,250,000	5.500%, 10/01/2025	51,404,688
		123,756,763
Chemicals: 3.1%
	Consolidated Energy Finance SA
33,852,000	3.866% (3 Month LIBOR
	USD + 3.750%), 06/15/2022 [3]	33,813,698
34,500,000	6.875%, 06/15/2025	35,760,975
39,500,000	5.625%, 10/15/2028	39,500,000
	INEOS Quattro Finance 2 PLC
32,914,000	3.375%, 01/15/2026	33,284,282

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Principal
Amount		Value
Chemicals: 3.1% (Continued)
	Olin Corp.
$1,750,000	5.500%, 08/15/2022	$1,818,127
6,750,000	9.500%, 06/01/2025	8,420,625
19,296,000	5.625%, 08/01/2029	21,237,564
		173,835,271
Commercial Services & Supplies: 4.0%
	The Brink’s Co.
10,000,000	5.500%, 07/15/2025	10,467,950
	GFL Environmental, Inc.
11,100,000	5.125%, 12/15/2026	11,670,096
19,750,000	4.750%, 06/15/2029	20,243,750
	KAR Auction Services, Inc.
54,718,000	5.125%, 06/01/2025	55,401,975
	Pitney Bowes, Inc.
51,500,000	7.250%, 03/15/2029	54,213,020
	Quad/Graphics, Inc.
29,258,000	7.000%, 05/01/2022	29,696,870
	R.R. Donnelley & Sons Co.
13,677,000	7.000%, 02/15/2022	14,005,111
28,200,000	6.125%, 11/01/2026	29,433,750
		225,132,522
Computers & Peripherals: 3.3%
	CPI Acquisition, Inc.
51,860,000	8.625%, 03/15/2026	56,332,925
	NCR Corp.
34,425,000	5.750%, 09/01/2027	36,377,586
5,750,000	5.000%, 10/01/2028	5,882,595
10,000,000	5.125%, 04/15/2029	10,325,000
	Xerox Holdings Corp.
70,000,000	5.000%, 08/15/2025	73,640,000
		182,558,106
Construction & Engineering: 5.2%
	APi Group DE, Inc.
29,750,000	4.125%, 07/15/2029	29,191,592
	Global Infrastructure Solutions, Inc.
51,157,000	5.625%, 06/01/2029	52,392,442
	Great Lakes Dredge & Dock Corp.
25,832,000	5.250%, 06/01/2029	26,768,410
	Michael Baker International LLC
66,404,000	8.750%, 03/01/2023	67,162,666
	New Enterprise Stone
	& Lime Co., Inc.
46,500,000	5.250%, 07/15/2028	47,139,375
	Tutor Perini Corp.
64,415,000	6.875%, 05/01/2025	65,944,856
		288,599,341
Construction Materials: 0.1%
	Cemex SAB de CV
4,750,000	7.375%, 06/05/2027	5,266,563

Consumer Finance: 1.4%
	Enova International, Inc.
60,000,000	8.500%, 09/01/2024	61,291,500
	FirstCash, Inc.
15,000,000	4.625%, 09/01/2028	15,581,250
		76,872,750
Containers & Packaging: 0.7%
	Plastipak Holdings, Inc.
36,922,000	6.250%, 10/15/2025	37,625,364

Distributors: 0.7%
	American Builders &
	Contractors Supply Co., Inc.
2,468,000	4.000%, 01/15/2028	2,523,530
35,000,000	3.875%, 11/15/2029	34,945,750
		37,469,280
Diversified Consumer Services: 0.4%
	Carriage Services, Inc.
19,500,000	4.250%, 05/15/2029	19,691,100

Diversified Financial Services: 0.8%
	Aviation Capital Group LLC
5,500,000	5.500%, 12/15/2024	6,165,356
	Burford Capital Global Finance LLC
38,650,000	6.250%, 04/15/2028	41,010,742
		47,176,098
Diversified Telecommunication Services: 2.2%
	Level 3 Financing, Inc.
44,668,000	4.625%, 09/15/2027	46,010,274
	Lumen Technologies, Inc.
22,925,000	5.800%, 03/15/2022	23,389,231
50,600,000	5.375%, 06/15/2029	51,422,250
		120,821,755
Equity Real Estate Investment Trusts – REITS: 0.5%
	HAT Holdings I LLC /
	HAT Holdings II LLC
9,704,000	6.000%, 04/15/2025	10,152,810
	Iron Mountain, Inc.
20,000,000	4.500%, 02/15/2031	20,311,000
		30,463,810
Food & Staples Retailing: 3.6%
	C&S Group Enterprises LLC
39,500,000	5.000%, 12/15/2028	37,395,045

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Principal
Amount		Value
Food & Staples Retailing: 3.6% (Continued)
	KeHE Distributors LLC /
	KeHE Finance Corp.
$47,416,000	8.625%, 10/15/2026	$51,470,068
	Performance Food Group, Inc.
19,500,000	4.250%, 08/01/2029	19,573,320
	SEG Holding LLC / SEG Finance Corp.
15,000,000	5.625%, 10/15/2028	15,656,250
	United Natural Foods, Inc.
5,000,000	6.750%, 10/15/2028	5,418,750
	US Foods, Inc.
39,399,000	6.250%, 04/15/2025	41,376,830
29,354,000	4.750%, 02/15/2029	30,164,317
		201,054,580
Food Products: 0.1%
	Simmons Foods, Inc. / Simmons
5,000,000	4.625%, 03/01/2029	5,043,975

Health Care Providers & Services: 0.7%
	AMN Healthcare, Inc.
5,000,000	4.625%, 10/01/2027	5,193,750
	Owens & Minor, Inc.
36,210,000	4.500%, 03/31/2029	36,617,362
		41,811,112
Hotels, Restaurants & Leisure: 6.0%
	Aramark Services, Inc.
34,000,000	6.375%, 05/01/2025	35,785,000
	Carnival Corp.
4,750,000	11.500%, 04/01/2023	5,308,125
23,616,000	7.625%, 03/01/2026	25,239,600
9,500,000	5.750%, 03/01/2027	9,820,625
	Carrols Restaurant Group, Inc.
56,125,000	5.875%, 07/01/2029	52,903,144
	GPS Hospitality Holding Co LLC /
	GPS Finco, Inc.
49,500,000	7.000%, 08/15/2028	49,192,605
	International Game Technology PLC
5,000,000	4.125%, 04/15/2026	5,203,100
	NCL Corp. Ltd.
39,750,000	12.250%, 05/15/2024	46,954,688
15,510,000	3.625%, 12/15/2024	14,753,887
7,000,000	5.875%, 03/15/2026	7,184,415
	Six Flags Entertainment Corp.
48,676,000	4.875%, 07/31/2024	49,193,183
	Six Flags Theme Parks, Inc.
7,500,000	7.000%, 07/01/2025	7,996,875
	Travel + Leisure Co.
27,111,000	4.250%, 03/01/2022	27,185,284
		336,720,531
Household Durables: 2.6%
	Empire Communities Corp.
47,250,000	7.000%, 12/15/2025	49,435,313
	Installed Building Products, Inc.
6,750,000	5.750%, 02/01/2028	7,094,891
	Mattamy Group Corp.
24,500,000	5.250%, 12/15/2027	25,646,110
	The New Home Co., Inc.
47,308,000	7.250%, 10/15/2025	49,839,924
	Taylor Morrison Communities, Inc.
9,500,000	5.750%, 01/15/2028	10,594,875
		142,611,113
Industrial Conglomerates: 1.2%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
5,635,000	4.750%, 09/15/2024	5,867,444
9,783,000	6.375%, 12/15/2025	10,003,117
49,872,000	6.250%, 05/15/2026	52,178,580
		68,049,141
IT Services: 3.1%
	Alliance Data Systems Corp.
15,832,000	4.750%, 12/15/2024	16,235,844
49,250,000	7.000%, 01/15/2026	52,854,361
	KBR, Inc.
20,000,000	4.750%, 09/30/2028	20,333,600
	MoneyGram International, Inc.
36,275,000	5.375%, 08/01/2026	36,864,469
	Unisys Corp.
44,950,000	6.875%, 11/01/2027	49,168,108
		175,456,382
Machinery: 2.8%
	Flowserve Corp.
9,590,000	4.000%, 11/15/2023	10,174,265
	Hillenbrand, Inc.
4,000,000	5.750%, 06/15/2025	4,215,000
	Wabash National Corp.
48,139,000	5.500%, 10/01/2025	48,832,202
34,500,000	4.500%, 10/15/2028	34,500,000
	Welbilt, Inc.
55,002,000	9.500%, 02/15/2024	56,599,808
		154,321,275
Media: 1.7%
	DIRECTV Holdings LLC /
	DIRECTV Financing Co., Inc.
29,000,000	5.875%, 08/15/2027	30,305,000

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Principal
Amount		Value
Media: 1.7% (Continued)
	Meredith Corp.
$25,000,000	6.500%, 07/01/2025	$26,793,000
37,698,000	6.875%, 02/01/2026	38,970,308
		96,068,308
Metals & Mining: 3.3%
	Century Aluminum Co.
40,000,000	7.500%, 04/01/2028	42,490,800
	Coeur Mining, Inc.
56,000,000	5.125%, 02/15/2029	53,843,720
	Hecla Mining Co.
61,347,000	7.250%, 02/15/2028	66,161,206
	Real Alloy Holding, Inc.
13,002,247	10.130%, (3 Month LIBOR
	USD + 10.000%) Cash or
	12.130% (3 Month LIBOR
	USD + 12.000%) PIK,
	05/31/2023 [1,3]	13,002,247
	SunCoke Energy, Inc.
9,750,000	4.875%, 06/30/2029	9,725,625
		185,223,598
Mortgage Real Estate
Investment Trusts – REITS: 0.8%
	HAT Holdings I LLC /
	HAT Holdings II LLC
30,000,000	3.375%, 06/15/2026	30,487,500
	Starwood Property Trust, Inc.
12,416,000	5.000%, 12/15/2021	12,448,592
		42,936,092
Oil, Gas & Consumable Fuels: 3.8%
	Calumet Specialty Products Partners
	L.P. / Calumet Finance Corp.
14,518,000	7.625%, 01/15/2022	14,538,543
10,000,000	7.750%, 04/15/2023	9,925,000
11,792,000	9.250%, 07/15/2024	12,843,905
27,525,000	11.000%, 04/15/2025	29,830,219
	Genesis Energy L.P. /
	Genesis Energy Finance Corp.
51,550,000	7.750%, 02/01/2028	51,743,312
	Global Partners L.P. /
	GLP Finance Corp.
30,750,000	7.000%, 08/01/2027	32,138,670
	NGL Energy Operating LLC /
	NGL Energy Finance Corp.
7,500,000	7.500%, 02/01/2026	7,651,313
	Renewable Energy Group, Inc.
53,601,000	5.875%, 06/01/2028	55,485,075
		214,156,037
Paper & Forest Products: 0.6%
	Resolute Forest Products, Inc.
34,750,000	4.875%, 03/01/2026	35,419,111

Professional Services: 0.2%
	Korn Ferry
9,600,000	4.625%, 12/15/2027	9,972,000

Specialty Retail: 2.4%
	Caleres, Inc.
36,385,000	6.250%, 08/15/2023	36,537,271
	Ken Garff Automotive LLC
49,795,000	4.875%, 09/15/2028	51,251,006
	LCM Investments Holdings II LLC
17,500,000	4.875%, 05/01/2029	17,978,100
	Penske Automotive Group, Inc.
19,734,000	3.500%, 09/01/2025	20,326,020
	Rent-A-Center, Inc.
9,250,000	6.375%, 02/15/2029	9,990,000
		136,082,397
Textiles, Apparel & Luxury Goods: 0.3%
	The William Carter Co.
13,000,000	5.500%, 05/15/2025	13,675,350
3,000,000	5.625%, 03/15/2027	3,120,000
		16,795,350
Thrifts & Mortgage Finance: 2.7%
	Nationstar Mortgage Holdings, Inc.
13,250,000	6.000%, 01/15/2027	13,846,250
21,275,000	5.500%, 08/15/2028	21,942,078
9,500,000	5.125%, 12/15/2030	9,643,545
	PennyMac Financial Services, Inc.
56,030,000	5.375%, 10/15/2025	57,694,091
	United Wholesale Mortgage LLC
18,000,000	5.500%, 11/15/2025	18,167,040
29,500,000	5.500%, 04/15/2029	28,684,289
		149,977,293
Trading Companies & Distributors: 2.1%
	Avation Capital SA
78,877,708	8.250% Cash or 9.000% PIK,
	10/31/2026	66,780,628
	Herc Holdings, Inc.
24,500,000	5.500%, 07/15/2027	25,728,430
	WESCO Distribution, Inc.
15,125,000	7.125%, 06/15/2025	16,200,085
9,750,000	7.250%, 06/15/2028	10,810,313
		119,519,456

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Principal
Amount		Value
Transportation Infrastructure: 0.5%
	Signature Aviation US Holdings, Inc.
$25,600,000	4.000%, 03/01/2028	$25,756,672

Total Corporate Bonds
(Cost $4,016,849,056)		4,111,633,044

Convertible Bonds: 6.5%

Aerospace & Defense: 0.2%
	Parsons Corp.
12,500,000	0.250%, 08/15/2025	12,596,837

Airlines: 0.2%
	Southwest Airlines Co.
7,675,000	1.250%, 05/01/2025	11,493,313

Auto Components: 0.4%
	Horizon Global Corp.
21,347,000	2.750%, 07/01/2022	20,691,878

Automobiles: 0.3%
	Ford Motor Co.
14,500,000	N/A%, 03/15/2026 [8]	15,705,312

Consumer Finance: 0.2%
	EZCORP, Inc.
9,750,000	2.375%, 05/01/2025	8,970,000

Electronic Equipment,
Instruments & Components: 0.3%
	OSI Systems, Inc.
19,300,000	1.250%, 09/01/2022	20,011,687

Energy Equipment & Services: 0.6%
	Newpark Resources, Inc.
33,055,000	4.000%, 12/01/2021	32,890,008

Entertainment: 0.2%
	Live Nation Entertainment, Inc.
8,500,000	2.000%, 02/15/2025	9,783,500

Health Care Equipment & Supplies: 0.8%
	CONMED Corp.
8,755,000	2.625%, 02/01/2024	13,575,722
	Haemonetics Corp.
17,750,000	N/A%, 03/01/2026 [8]	15,395,368
	Integra LifeSciences Holdings Corp.
13,000,000	0.500%, 08/15/2025	14,345,500
		43,316,590
Health Care Technology: 0.1%
	Tabula Rasa HealthCare, Inc.
8,400,000	1.750%, 02/15/2026	7,072,795

Hotels, Restaurants & Leisure: 0.7%
	Carnival Corp.
8,714,000	5.750%, 04/01/2023	22,582,331
	NCL Corp. Ltd.
6,835,000	6.000%, 05/15/2024	14,671,327
		37,253,658
Internet & Direct Marketing Retail: 0.2%
	Etsy, Inc.
1,576,000	0.125%, 10/01/2026	3,827,316
7,750,000	0.250%, 06/15/2028	8,831,125
		12,658,441
IT Services: 0.2%
	Euronet Worldwide, Inc.
8,680,000	0.750%, 03/15/2049	9,627,587

Machinery: 0.2%
	John Bean Technologies Corp.
9,450,000	0.250%, 05/15/2026	10,040,625

Pharmaceuticals: 0.2%
	Jazz Investments I Ltd.
6,000,000	1.500%, 08/15/2024	6,090,000
6,650,000	2.000%, 06/15/2026	7,709,844
		13,799,844
Semiconductors &
Semiconductor Equipment: 0.1%
	Rambus, Inc.
5,000,000	1.375%, 02/01/2023	6,327,381

Software: 1.3%
	Alteryx, Inc.
4,647,000	1.000%, 08/01/2026	4,310,092
	Box, Inc.
5,650,000	N/A%, 01/15/2026 [8]	6,418,580
	Envestnet, Inc.
9,490,000	0.750%, 08/15/2025	9,648,950
	FireEye, Inc.
20,566,000	1.625%, 06/01/2035	20,644,388
	Jamf Holding Corp.
1,600,000	0.125%, 09/01/2026	1,673,000
	Rapid7, Inc.
10,000,000	0.250%, 03/15/2027	12,508,986
	Tyler Technologies, Inc.
6,750,000	0.250%, 03/15/2026	7,418,847
	Zendesk, Inc.
8,550,000	0.625%, 06/15/2025	10,914,070
		73,536,913

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Principal
Amount		Value
Thrifts & Mortgage Finance: 0.3%
	EZCORP, Inc.
$16,285,000	2.875%, 07/01/2024	$17,007,647

Total Convertible Bonds
(Cost $316,150,835)		362,784,016

Private Mortgage Backed Obligations: 0.3%

Diversified Financial Services: 0.3%
	HAS Capital Income
	Opportunity Fund II
21,807,000	8.000%, 12/31/2024
	(Cost $21,807,000, Acquisition
	Dates 06/10/2016,
	09/19/2016) [1,5]	16,880,297

Total Private Mortgage Backed Obligations
(Cost $21,807,000)		16,880,297

Total Bonds
(Cost $4,354,806,891)		4,491,297,357

Shares
Warrants: 0.0% [7]

Trading Companies & Distributors: 0.0% [7]
1,601,250	Avation PLC
	(Expiration Date 10/31/2026,
	Exercise Price 114.5 GBp) [1,2]	914,359
Total Warrants
(Cost $—)		914,359

Short-Term Investments: 15.7%

Money Market Funds: 15.7%
438,379,476	Federated Hermes U.S.
	Treasury Cash Reserves –
	Class I, 0.006% [4]	438,379,476
438,379,475	Morgan Stanley Institutional
	Liquidity Funds – Treasury
	Securities Portfolio , 0.010% [4]	438,379,475

Total Money Market Funds
(Cost $876,758,951)		876,758,951

Total Short-Term Investments
(Cost $876,758,951)		876,758,951

Total Investments in Securities: 101.0%
(Cost $5,439,838,430)		5,637,527,323
Liabilities in Excess of Other Assets: (1.0)%		(56,759,976)
Total Net Assets: 100.0%		$5,580,767,347

LIBOR – London Interbank Offered Rate
PIK – Payment In Kind
GBp – Great Britain Pence
USD – United States Dollar
[1]	Security is fair valued under the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value.
[2]	Non-income producing security.
[3]	Variable rate security; rate shown is the rate in effect on September 30, 2021.
[4]	Annualized seven-day effective yield as of September 30, 2021.
[5]	Security considered restricted. As of September 30, 2021, the value of the restricted securities was $17,146,844 or 0.3% of net assets.
[6]	Not a readily marketable security.
[7]	Does not round to 0.1% or (0.1)%, as applicable.
[8]	Zero coupon security.
[9]	Company is an “affiliated person” of the Fund, as defined in the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Growth & Income Fund (the “Fund”) generated a total return of 4.76% for the six-month period ending September 30, 2021, trailing its blended benchmark, composed of 60% S&P 500 Index (“S&P 500”) and 40% Bloomberg U.S. Aggregate Bond Index (“BC Agg”), which returned 6.26% over the same period. (Please see standardized performance in the table following this letter.) The Fund also trailed a blended benchmark composed of 60% S&P 500 and 40% Bloomberg U.S. Universal Bond Index (“BC Univ”), which returned 6.33% over the same period.1

Market Review

Sentiment in the equity markets gradually shifted during the past six months, as the rally that began in April of 2020 finally lost steam. Stocks continued to perform well through the first fiscal quarter, propelled by enthusiasm for the post-pandemic economic reopening. However, investors grew cautious in the second fiscal quarter, as they grappled with several significant issues, including the Delta surge, decelerating GDP growth, continued supply chain issues, labor shortages, rising inflation, and a potential tightening of the Fed’s monetary policy.

Fixed income markets were a bit more calm during the past two fiscal quarters, though investors were dealing with many of the same issues. Inflation was particularly top of mind, as ongoing supply chain disruptions and labor shortages continued to drive prices higher. In mid-June, largely in response to inflation, the Fed announced a tentative timeline to taper its bond buying program and possibly raise short-term rates, which caused the yield curve to flatten. Long-term Treasuries rallied, as investors expressed confidence the Fed will be able to contain the problem.

Portfolio Review

During the six-month period ending September 30, 2021, on average 71% of the Fund was allocated to equities, 27% to fixed income, and the rest to cash. We decreased our equity allocation during the period from 71% to 67% while cash rose from 1% to 5%. Our fixed income allocation was largely unchanged during the period.

Equities

For the period, our equity positions delivered solid absolute returns but trailed the S&P 500. Our focus on owning quality businesses with the potential to raise dividends rather than “hot” recovery stocks impacted our performance, but we expect these types of companies to come back into favor as the recovery matures and markets normalize.

Security selection had the biggest negative effect on relative performance. Although nearly two-thirds of the stocks in the portfolio delivered positive absolute returns, several sectors lagged their counterparts in the equity benchmark, particularly financials, real estate, and consumer discretionary firms. On the plus side, communication services, utilities, and consumer staple firms each outperformed.

Sector allocation also was a net drag on relative performance, though a bit less impactful. We were overweight industrials, the worst performing sector in the S&P 500, and we were underweight information technology, one of the better performers in the index.

Fixed Income

For the period, our fixed income positions outperformed the BC Univ, driven primarily by beneficial sector allocation. High yield bonds performed well during the period as the macroeconomy continued to recover and borrowers shored up their balance sheets. Consequently, our significant overweight to high yield (averaging nearly 81% for the Fund’s fixed income holdings vs. 5% for the BC Univ) was additive to relative performance. Our small allocation to busted convertible bonds also proved favorable and provided a boost over the fixed income benchmark.

Issue selection also contributed modestly to our outperformance during the period, again due to our high yield bonds, as the combination of our large overweight and favorable picks further lifted the Fund’s results above the index.

____________________

[1]	The Bloomberg U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Growth & Income Fund | Portfolio Managers’ Review

During the past two fiscal quarters, longer-term bonds generally fared better as yields rose on the short end and declined on the long end. As we continued to focus the bond portfolio on shorter-term securities and a more defensive position compared to the index, our duration management detracted from relative returns.

Outlook & Portfolio Positioning

Looking ahead, we remain optimistic about the direction of the economy, even though the second fiscal quarter was a bit of a slog for the markets. In our view, many of the current headwinds are temporary, and we believe the economy is primed for an extended cycle of capital investment that should lead to a period of broadening growth and job creation.

Given this backdrop, within equities, we are looking for opportunities in cyclical stocks, as we expect they will benefit from the likely increase in economic activity. Of course, we also remain invested in dominant companies riding durable secular tailwinds, as we continue to believe they will outperform over time.

In fixed income, we are positioning the Fund more cautiously as we expect the combination of the Fed’s tapering program and higher inflation may trigger a modest rate increase that could create near-term volatility throughout the markets. We continue to focus on higher quality high yield bonds as we feel they offer favorable risk-adjusted returns.

____________________

Mutual Fund investing involves risk. Principal loss is possible.

The Osterweis Growth & Income Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Growth & Income Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2021

	Six Months					Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 31, 2010)
Osterweis Growth & Income Fund	4.76%	21.58%	12.22%	11.00%	10.78%	10.17%
60% S&P 500 Index/40% Bloomberg
U.S. Aggregate Bond Index	6.26	16.92	12.10	11.43	11.24	10.91
S&P 500 Index	9.18	30.00	15.99	16.90	16.63	15.90
Bloomberg U.S. Aggregate Bond Index	1.88	-0.90	5.36	2.94	3.01	3.20
Gross/Net Expense Ratio as of 6/30/2021: 0.94% 1
[1]	As of most recent Prospectus dated June 30, 2021. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2021)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Alphabet, Inc. – Class C	4.8%
Microsoft Corp.	4.8
JPMorgan Chase & Co.	2.6
Danaher Corp.	2.4
The Home Depot, Inc.	2.4
Chevron Corp.	2.3
Waste Connections, Inc.	2.3
PS Business Parks, Inc.	2.3
Sysco Corp.	2.2
Johnson & Johnson	2.2
Total	28.3%

Top Ten Debt Holdings (% of Net Assets)
Donnelley Financial Solutions, Inc., 8.250%	0.6%
Tutor Perini Corp., 8.250%	0.6%
Alliance Data Systems Corp., 7.000%	0.5%
Oppenheimer Holdings, Inc., 5.500%	0.5%
Carnival Corp., 5.750%	0.4%
Ford Motor Co., 9.625%	0.4%
Michael Baker International LLC, 8.750%	0.4%
R.R. Donnelley & Sons Co., 7.000%	0.4%
Rapid7, Inc., 0.250%	0.4%
Zendesk, Inc., 0.625%	0.3%
Total	4.5%

Fund holdings are subject to change.

Growth & Income Fund | Schedule of Investments at September 30, 2021 (Unaudited)

Shares		Value
Common Stocks: 66.5%

Aerospace & Defense: 3.2%
14,380	L3Harris Technologies, Inc.	$3,167,051
69,685	Safran SA – ADR	2,208,318
		5,375,369
Auto Components: 1.2%
13,625	Aptiv PLC [1]	2,029,716

Banks: 4.0%
12,045	First Republic Bank	2,323,240
26,925	JPMorgan Chase & Co.	4,407,353
		6,730,593
Chemicals: 3.3%
10,865	Air Products & Chemicals, Inc.	2,782,635
20,015	International Flavors
	& Fragrances, Inc.	2,676,406
		5,459,041
Commercial Services & Supplies: 2.3%
30,170	Waste Connections, Inc.	3,799,308

Electric Utilities: 1.6%
32,750	NextEra Energy, Inc.	2,571,530

Equity Real Estate Investment Trusts – REITS: 4.2%
18,180	Crown Castle International Corp.	3,150,957
23,985	PS Business Parks, Inc.	3,759,409
		6,910,366
Food & Staples Retailing: 2.4%
16,993	Southeastern Grocers, Inc. [1,2]	361,101
46,660	Sysco Corp.	3,662,810
2,292,000	Tops Holding, Litigation
	Trust Proceeds [1,2,6]	1,722
		4,025,633
Health Care Equipment & Supplies: 3.3%
13,365	Danaher Corp.	4,068,841
3,955	Teleflex, Inc.	1,489,255
		5,558,096
Health Care Providers & Services: 1.8%
34,700	CVS Health Corp.	2,944,642

Insurance: 1.7%
31,440	The Progressive Corp.	2,841,862

Interactive Media & Services: 4.8%
3,007	Alphabet, Inc. – Class C [1]	8,014,587

Internet & Direct Marketing Retail: 1.2%
605	Amazon.com, Inc. [1]	1,987,449

IT Services: 1.8%
13,720	Visa, Inc. – Class A	3,056,130

Media: 1.3%
2,971	Charter Communications,
	Inc. – Class A [1]	2,161,581

Metals & Mining: 0.4%
17	Real Alloy Holding, Inc. [1,2]	661,200

Mortgage Real Estate
Investment Trusts – REITS: 1.0%
30,375	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	1,624,455

Multiline Retail: 1.6%
12,250	Dollar General Corp.	2,598,715

Oil, Gas & Consumable Fuels: 2.3%
38,020	Chevron Corp.	3,857,129

Pharmaceuticals: 3.7%
22,515	Johnson & Johnson	3,636,173
30,880	Novartis AG – ADR	2,525,366
		6,161,539
Road & Rail: 3.7%
9,945	Old Dominion Freight Line, Inc.	2,844,071
16,690	Union Pacific Corp.	3,271,407
		6,115,478
Semiconductors & Semiconductor Equipment: 5.4%
18,810	Advanced Micro Devices, Inc. [1]	1,935,549
17,455	Analog Devices, Inc.	2,923,364
13,250	Applied Materials, Inc.	1,705,673
3,630	Monolithic Power Systems, Inc.	1,759,388
4,305	Xilinx, Inc.	650,012
		8,973,986
Software: 5.2%
28,395	Microsoft Corp.	8,005,118
6,110	Zendesk, Inc. [1]	711,143
		8,716,261
Specialty Retail: 4.2%
12,035	The Home Depot, Inc.	3,950,609
27,250	Ross Stores, Inc.	2,966,163
		6,916,772
Wireless Telecommunication Services: 0.9%
11,640	T-Mobile US, Inc. [1]	1,487,126

Total Common Stocks
(Cost $66,338,007)		110,578,564

The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Shares		Value
Convertible Preferred Stocks: 1.0%

Construction & Engineering: 0.1%
250	Fluor Corp., 6.500%	$250,775

Media: 0.2%
4,000	ViacomCBS, Inc., 5.750%	261,320

Road & Rail: 0.7%
10,000	Daseke, Inc., 7.625% [1,2,9]	1,167,333

Total Convertible Preferred Stocks
(Cost $1,488,000)		1,679,428

Principal
Amount
Bonds: 27.0%
Corporate Bonds: 22.5%

Air Freight & Logistics: 0.4%
	Cargo Aircraft Management, Inc.
$124,000	4.750%, 02/01/2028	128,371
	XPO Logistics, Inc.
500,000	6.250%, 05/01/2025	527,815
		656,186
Auto Components: 1.2%
	American Axle & Manufacturing, Inc.
400,000	6.250%, 03/15/2026	411,500
	The Goodyear Tire & Rubber Co.
500,000	9.500%, 05/31/2025	549,375
500,000	5.000%, 07/15/2029	532,825
	Real Hero Merger Sub 2, Inc.
500,000	6.250%, 02/01/2029	519,667
		2,013,367
Automobiles: 0.4%
	Ford Motor Co.
500,000	9.625%, 04/22/2030	709,531

Beverages: 0.2%
	Primo Water Holdings, Inc.
300,000	4.375%, 04/30/2029	300,294

Building Products: 0.3%
	Patrick Industries, Inc.
500,000	7.500%, 10/15/2027	540,908

Capital Markets: 1.1%
	Donnelley Financial Solutions, Inc.
1,000,000	8.250%, 10/15/2024	1,028,035
	Oppenheimer Holdings, Inc.
750,000	5.500%, 10/01/2025	782,812
		1,810,847
Chemicals: 0.8%
	Consolidated Energy Finance SA
327,000	3.866% (3 Month LIBOR
	USD + 3.750%), 06/15/2022 [3]	326,630
500,000	5.625%, 10/15/2028	500,000
	Olin Corp.
250,000	9.500%, 06/01/2025	311,875
250,000	5.625%, 08/01/2029	275,155
		1,413,660
Commercial Services & Supplies: 1.7%
	GFL Environmental, Inc.
220,000	5.125%, 12/15/2026	231,299
250,000	4.750%, 06/15/2029	256,250
	KAR Auction Services, Inc.
500,000	5.125%, 06/01/2025	506,250
	Pitney Bowes, Inc.
500,000	7.250%, 03/15/2029	526,340
	Quad/Graphics, Inc.
121,000	7.000%, 05/01/2022	122,815
	R.R. Donnelley & Sons Co.
676,000	7.000%, 02/15/2022	692,217
500,000	6.125%, 11/01/2026	521,875
		2,857,046
Computers & Peripherals: 0.8%
	CPI Acquisition, Inc.
500,000	8.625%, 03/15/2026	543,125
	NCR Corp.
450,000	5.750%, 09/01/2027	475,524
250,000	5.000%, 10/01/2028	255,765
		1,274,414
Construction & Engineering: 1.9%
	Global Infrastructure Solutions, Inc.
500,000	5.625%, 06/01/2029	512,075
	Great Lakes Dredge & Dock Corp.
350,000	5.250%, 06/01/2029	362,687
	Michael Baker International LLC
700,000	8.750%, 03/01/2023	707,998
	New Enterprise Stone & Lime Co., Inc.
500,000	5.250%, 07/15/2028	506,875
	Tutor Perini Corp.
1,000,000	6.875%, 05/01/2025	1,023,750
		3,113,385
Construction Materials: 0.2%
	Cemex SAB de CV
250,000	7.375%, 06/05/2027	277,187

The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Principal
Amount		Value
Containers & Packaging: 0.3%
	Plastipak Holdings, Inc.
$500,000	6.250%, 10/15/2025	$509,525

Distributors: 0.1%
	American Builders &
	Contractors Supply Co., Inc.
139,000	4.000%, 01/15/2028	142,127

Diversified Consumer Services: 0.3%
	Carriage Services, Inc.
500,000	4.250%, 05/15/2029	504,900

Diversified Financial Services: 0.2%
	Burford Capital Global Finance LLC
250,000	6.250%, 04/15/2028	265,270

Diversified Telecommunication Services: 0.3%
	Lumen Technologies, Inc.
500,000	5.375%, 06/15/2029	508,125

Food & Staples Retailing: 1.4%
	C&S Group Enterprises LLC
500,000	5.000%, 12/15/2028	473,355
	KeHE Distributors LLC /
	KeHE Finance Corp.
512,000	8.625%, 10/15/2026	555,776
	Performance Food Group, Inc.
500,000	4.250%, 08/01/2029	501,880
	United Natural Foods, Inc.
250,000	6.750%, 10/15/2028	270,938
	US Foods, Inc.
500,000	4.750%, 02/15/2029	513,802
		2,315,751
Health Care Providers & Services: 0.1%
	Owens & Minor, Inc.
250,000	4.500%, 03/31/2029	252,813

Hotels, Restaurants & Leisure: 1.5%
	Aramark Services, Inc.
450,000	6.375%, 05/01/2025	473,625
	Carnival Corp.
250,000	11.500%, 04/01/2023	279,375
500,000	5.750%, 03/01/2027	516,875
	Carrols Restaurant Group, Inc.
500,000	5.875%, 07/01/2029	471,297
	GPS Hospitality Holding Co. LLC /
	GPS Finco, Inc.
500,000	7.000%, 08/15/2028	496,895
	NCL Corp. Ltd.
250,000	12.250%, 05/15/2024	295,313
		2,533,380
Household Durables: 0.8%
	Empire Communities Corp.
250,000	7.000%, 12/15/2025	261,563
	Mattamy Group Corp.
500,000	5.250%, 12/15/2027	523,390
	The New Home Co., Inc.
500,000	7.250%, 10/15/2025	526,760
		1,311,713
Industrial Conglomerates: 0.3%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
500,000	6.250%, 05/15/2026	523,125

IT Services: 1.1%
	Alliance Data Systems Corp.
750,000	7.000%, 01/15/2026	804,889
	MoneyGram International, Inc.
500,000	5.375%, 08/01/2026	508,125
	Unisys Corp.
500,000	6.875%, 11/01/2027	546,920
		1,859,934
Machinery: 0.5%
	Wabash National Corp.
500,000	4.500%, 10/15/2028	500,000
	Welbilt, Inc.
300,000	9.500%, 02/15/2024	308,715
		808,715
Media: 0.5%
	DIRECTV Holdings LLC /
	DIRECTV Financing Co., Inc.
500,000	5.875%, 08/15/2027	522,500
	Meredith Corp.
240,000	6.875%, 02/01/2026	248,100
		770,600
Metals & Mining: 1.2%
	Century Aluminum Co.
500,000	7.500%, 04/01/2028	531,135
	Coeur Mining, Inc.
500,000	5.125%, 02/15/2029	480,747
	Hecla Mining Co.
500,000	7.250%, 02/15/2028	539,238
	Real Alloy Holding, Inc.
220,377	10.130%, (3 Month LIBOR
	USD + 10.000%) Cash or 12.130%
	(3 Month LIBOR USD + 12.000%)
	PIK, 05/31/2023 [2,3]	220,377

The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Principal
Amount		Value
Metals & Mining: 1.2% (Continued)
	SunCoke Energy, Inc.
$250,000	4.875%, 06/30/2029	$249,375
		2,020,872
Oil, Gas & Consumable Fuels: 1.2%
	Calumet Specialty Products
	Partners L.P. / Calumet Finance Corp.
475,000	11.000%, 04/15/2025	514,781
	Genesis Energy L.P. /
	Genesis Energy Finance Corp.
450,000	7.750%, 02/01/2028	451,688
	Global Partners L.P. /
	GLP Finance Corp.
500,000	7.000%, 08/01/2027	522,580
	Renewable Energy Group, Inc.
500,000	5.875%, 06/01/2028	517,575
		2,006,624
Paper & Forest Products: 0.1%
	Resolute Forest Products, Inc.
250,000	4.875%, 03/01/2026	254,814

Professional Services: 0.3%
	Korn Ferry
500,000	4.625%, 12/15/2027	519,375

Specialty Retail: 0.9%
	Caleres, Inc.
498,000	6.250%, 08/15/2023	500,084
	Ken Garff Automotive LLC
500,000	4.875%, 09/15/2028	514,620
	Rent-A-Center, Inc.
500,000	6.375%, 02/15/2029	540,000
		1,554,704
Textiles, Apparel & Luxury Goods: 0.2%
	The William Carter Co.
250,000	5.500%, 05/15/2025	262,988

Thrifts & Mortgage Finance: 1.1%
	Nationstar Mortgage Holdings, Inc.
250,000	6.000%, 01/15/2027	261,250
500,000	5.125%, 12/15/2030	507,555
	PennyMac Financial Services, Inc.
500,000	5.375%, 10/15/2025	514,850
	United Wholesale Mortgage LLC
500,000	5.500%, 04/15/2029	486,174
		1,769,829
Trading Companies & Distributors: 0.9%
	Avation Capital SA
441,736	8.250% Cash or 9.000%
	PIK, 10/31/2026	373,989
	Herc Holdings, Inc.
500,000	5.500%, 07/15/2027	525,070
	WESCO Distribution, Inc.
250,000	7.125%, 06/15/2025	267,770
250,000	7.250%, 06/15/2028	277,188
		1,444,017
Transportation Infrastructure: 0.2%
	Signature Aviation US Holdings, Inc.
400,000	4.000%, 03/01/2028	402,448

Total Corporate Bonds
(Cost $36,115,491)		37,508,474

Convertible Bonds: 4.2%

Airlines: 0.2%
	Southwest Airlines Co.
200,000	1.250%, 05/01/2025	299,500

Auto Components: 0.3%
	Horizon Global Corp.
480,000	2.750%, 07/01/2022	465,269

Automobiles: 0.3%
	Ford Motor Co.
500,000	N/A%, 03/15/2026 [7]	541,563

Consumer Finance: 0.1%
	EZCORP, Inc.
250,000	2.375%, 05/01/2025	230,000

Electronic Equipment,
Instruments & Components: 0.1%
	OSI Systems, Inc.
230,000	1.250%, 09/01/2022	238,481

Energy Equipment & Services: 0.1%
	Newpark Resources, Inc.
241,000	4.000%, 12/01/2021	239,797

Health Care Equipment & Supplies: 0.3%
	CONMED Corp.
175,000	2.625%, 02/01/2024	271,360
	Haemonetics Corp.
250,000	N/A%, 03/01/2026 [7]	216,836
		488,196
Hotels, Restaurants & Leisure: 0.7%
	Carnival Corp.
286,000	5.750%, 04/01/2023	741,169
	NCL Corp. Ltd.
160,000	6.000%, 05/15/2024	343,440
		1,084,609

The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Principal
Amount		Value
Internet & Direct Marketing Retail: 0.2%
	Etsy, Inc.
$250,000	0.250%, 06/15/2028	$284,875

IT Services: 0.3%
	Euronet Worldwide, Inc.
370,000	0.750%, 03/15/2049	410,393

Machinery: 0.2%
	John Bean Technologies Corp.
250,000	0.250%, 05/15/2026	265,625

Pharmaceuticals: 0.2%
	Jazz Investments I Ltd.
350,000	2.000%, 06/15/2026	405,781

Software: 0.9%
	Rapid7, Inc.
500,000	0.250%, 03/15/2027	625,449
	Tyler Technologies, Inc.
250,000	0.250%, 03/15/2026	274,772
	Zendesk, Inc.
450,000	0.625%, 06/15/2025	574,425
		1,474,646
Thrifts & Mortgage Finance: 0.3%
	EZCORP, Inc.
550,000	2.875%, 07/01/2024	574,406

Total Convertible Bonds
(Cost $5,745,013)		7,003,141

Private Mortgage Backed Obligations: 0.3%

Diversified Financial Services: 0.3%
	HAS Capital Income
	Opportunity Fund II
642,000	8.000%, 12/31/2024
	(Cost $642,000 Acquisition Dates
	06/10/2016, 09/19/2016) [2,5]	496,957

Total Private Mortgage Backed Obligations
(Cost $642,000)		496,957

Total Bonds
(Cost $42,502,504)		45,008,572

Shares
Warrants: 0.0% [8]

Trading Companies & Distributors: 0.0% [8]
8,750	Avation PLC
	(Expiration Date 10/31/2026,
	Exercise Price 114.5 GBp) [1,2]	4,997
Total Warrants
(Cost $—)		4,997

Short-Term Investments: 4.7%

Money Market Funds: 4.7%
7,788,571	Federated Hermes U.S. Treasury
	Cash Reserves – Class I, 0.006% [4]	7,788,571

Total Money Market Funds
(Cost $7,788,571)		7,788,571

Total Short-Term Investments
(Cost $7,788,571)		7,788,571

Total Investments in Securities: 99.2%
(Cost $118,117,082)		165,060,132
Other Assets in Excess of Liabilities: 0.8%		1,368,054
Total Net Assets: 100.0%		$166,428,186

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
PIK – Payment In Kind
USD – United States Dollar
[1]	Non-income producing security.
[2]	Security is fair valued under the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value.
[3]	Variable rate security; rate shown is the rate in effect on September 30, 2021.
[4]	Annualized seven-day effective yield as of September 30, 2021.
[5]	Security considered restricted. As of September 30, 2021, the value of the restricted securities was $496,957 or 0.3% of net assets.
[6]	Not a readily marketable security.
[7]	Zero Coupon Security.
[8]	Does not round to 0.1% or (0.1)%, as applicable.
[9]	Company is an “affiliated person” of the Fund, as defined in the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2021 to September 30, 2021, the Osterweis Emerging Opportunity Fund (the “Fund”) generated a total return of 5.90%, outperforming the Russell 2000 Growth Index (the “Russell”), which returned -1.96% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The past six months have been tough for small cap growth stocks, which have largely been an afterthought during the post-Covid recovery. Instead, investors have been focusing on value stocks, many of which were pushed to the brink during the pandemic. In the first fiscal quarter, sectors such as travel & leisure came roaring back as the economy began to reopen. But sentiment changed in the second fiscal quarter, as many of these same companies struggled. Some were impacted by the Delta variant, while others had trouble managing ongoing supply chain issues. To compound matters, investors spent much of the quarter grappling with other concerns such as labor shortages, rising inflation, and a potential tightening of the Fed’s monetary policy.

Portfolio Review

During the past two fiscal quarters, the Fund substantially outperformed the Russell, almost entirely due to our stock selection. Our six largest sectors by weight, representing over 97% of the portfolio, posted positive relative returns versus the benchmark. The remaining three sectors each delivered negative absolute and relative returns, but they were a small part of the portfolio so they had a negligible impact on results. Our top performing sectors – real estate, information technology, financials, and industrials – each delivered double-digit returns during the period.

Sector allocation was also additive to performance, but less so. We were overweight utilities and information technology, two of the top-performing sectors in the Russell. In addition, we were underweight health care, the worst performing sector in the index.

The Fund maintained an average cash position of nearly 8% during the period. This provides us flexibility to add new names rapidly when attractive opportunities present themselves and serves as a buffer during periods of volatility.

Outlook & Portfolio Positioning

It appears to us that both the economy and the markets are still trying to find their footing in the aftermath of Covid-19. It was a disruption of historic proportions, and markets have remained choppy as investors try to figure out what lies ahead. While we wait for conditions to normalize, we remain focused on finding the most attractive secular growth companies in the small cap universe, which we believe will deliver strong performance over the long run.

____________________

Mutual Fund investing involves risk. Principal loss is possible.

The Osterweis Emerging Opportunity Fund may invest in unseasoned companies, which involve additional risks such as abrupt or erratic price movements. The Fund may invest in small and mid-sized companies, which may involve greater volatility than large-sized companies. The Fund may invest in IPOs and unseasoned companies that are in the early stages of their development and may pose more risk compared to more established companies. The Fund may invest in ETFs, which involve risks that do not apply to conventional Funds. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets.

Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.

Emerging Opportunity Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2021

	Six Months				Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	(October 1, 2012)
Osterweis Emerging Opportunity Fund	5.90%	35.02%	23.11%	26.22%	20.20%
Russell 2000 Growth Index	-1.96	33.27	11.70	15.34	14.11
Gross/Net Expense Ratio as of 3/31/2021: 1.20%/1.11% 1
[1]
As of most recent Prospectus dated June 30, 2021.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2022.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Performance prior to December 1, 2016 is that of another investment vehicle (the “Predecessor Fund”) before the commencement of the Fund’s operations. The Predecessor Fund was converted into the Fund on November 30, 2016. The Predecessor Fund’s performance shown includes the deduction of the Predecessor Fund’s actual operating expenses. In addition, the Predecessor Fund’s performance shown has been recalculated using the management fee that applies to the Fund, which has the effect of reducing the Predecessor Fund’s performance. The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Growth of $10K (Inception to 9/30/2021)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Kornit Digital Ltd.	5.0%
Rapid7, Inc.	4.4
Floor & Decor Holdings, Inc. – Class A	4.3
Insulet Corp.	4.2
Brooks Automation, Inc.	3.9
Onto Innovation, Inc.	3.8
Marriott Vacations Worldwide Corp.	3.8
FirstService Corp.	3.5
MaxLinear, Inc.	3.2
Axon Enterprise, Inc.	3.2
Total	39.3%

Fund holdings are subject to change.

Emerging Opportunity Fund | Schedule of Investments at September 30, 2021 (Unaudited)

Shares		Value
Common Stocks: 88.1%

Aerospace & Defense: 3.2%
46,445	Axon Enterprise, Inc. [1]	$8,128,804

Biotechnology: 6.6%
48,790	ALX Oncology Holdings, Inc. [1]	3,603,631
43,045	Fate Therapeutics, Inc. [1]	2,551,277
46,630	Natera, Inc. [1]	5,196,447
87,520	Replimune Group, Inc. [1]	2,594,093
39,865	Turning Point Therapeutics, Inc. [1]	2,648,232
		16,593,680
Food Products: 1.5%
26,055	Freshpet, Inc. [1]	3,717,788

Health Care Equipment & Supplies: 10.3%
81,405	CryoPort, Inc. [1]	5,414,246
32,360	Inari Medical, Inc. [1]	2,624,396
37,735	Insulet Corp. [1]	10,725,419
61,810	Tandem Diabetes Care, Inc. [1]	7,378,878
		26,142,939
Health Care Providers & Services: 3.9%
134,905	Accolade, Inc. [1]	5,688,944
74,645	Progyny, Inc. [1]	4,180,120
		9,869,064
Health Care Technology: 1.0%
74,853	Certara, Inc. [1]	2,477,634

Hotels, Restaurants & Leisure: 9.0%
60,880	Marriott Vacations Worldwide Corp.	9,578,251
65,635	Planet Fitness, Inc. – Class A [1]	5,155,629
48,995	Wingstop, Inc.	8,031,750
		22,765,630
Household Durables: 0.8%
94,320	Vizio Holding Corp. – Class A [1]	2,003,357

Independent Power & Renewable
Electricity Producers: 2.2%
165,535	Sunnova Energy International, Inc. [1]	5,452,723

Internet & Direct Marketing Retail: 2.4%
15,380	Etsy, Inc. 1	3,198,425
15,730	Fiverr International Ltd. 1	2,873,556
		6,071,981
IT Services: 1.6%
74,805	dLocal Ltd. – Class A 1	4,081,361

Leisure Products: 2.8%
256,790	Callaway Golf Co. [1]	7,095,108

Machinery: 5.0%
87,265	Kornit Digital Ltd. [1]	12,630,736

Professional Services: 1.4%
81,394	Upwork, Inc. [1]	3,665,172

Real Estate Management & Development: 3.5%
48,935	FirstService Corp.	8,831,789

Semiconductors & Semiconductor Equipment: 13.7%
96,270	Brooks Automation, Inc.	9,853,234
87,620	MACOM Technology
	Solutions Holdings, Inc. [1]	5,683,909
165,145	MaxLinear, Inc. [1]	8,133,391
134,087	Onto Innovation, Inc. [1]	9,687,786
6,550	SiTime Corp. [1]	1,337,314
		34,695,634
Software: 12.5%
7,510	Alteryx, Inc. – Class A [1]	548,981
26,815	Avalara, Inc. [1]	4,686,458
83,175	Cerence, Inc. [1]	7,993,949
24,460	Everbridge, Inc. [1]	3,694,438
22,735	Five9, Inc. [1]	3,631,689
99,165	Rapid7, Inc. [1]	11,207,628
		31,763,143
Specialty Retail: 4.5%
39,580	Brilliant Earth Group, Inc. – Class A [1]	530,372
89,610	Floor & Decor
	Holdings, Inc. – Class A [1]	10,823,992
		11,354,364
Thrifts & Mortgage Finance: 2.2%
107,305	Meta Financial Group, Inc.	5,631,366

Total Common Stocks
(Cost $186,677,316)		222,972,273

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Shares	Value
Short-Term Investments: 10.9%

Money Market Funds: 10.9%
27,536,426	Federated Hermes U.S. Treasury
Cash Reserves – Class I, 0.006% [2]	$27,536,426

Total Money Market Funds
(Cost $27,536,426)	27,536,426

Total Short-Term Investments
(Cost $27,536,426)	27,536,426

Total Investments in Securities: 99.0%
(Cost $214,213,742)	250,508,699
Other Assets in Excess of Liabilities: 1.0%	2,597,481
Total Net Assets: 100.0%	$253,106,180

[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Portfolio Managers’ Review

Performance Summary

For the six-month period ending September 30, 2021, the Osterweis Total Return Fund (the “Fund”) generated a total return of 0.12%, trailing the Bloomberg U.S. Aggregate Bond Index (the “BC Agg”), which returned 1.88% over the same period. (Please see standardized performance in the table following this review.)

Market Review

Interest rates fell in the first fiscal quarter, reversing some of the selloff observed in the prior quarter. Inflation rose well above expectations during the period, but investors were more focused on the possibility that earlier-than-expected removal of Fed stimulus could potentially stunt the economic recovery – hence the decrease in long-term Treasury yields. The second fiscal quarter was a comparatively quiet period, although inflation continued to rise and the Fed again suggested it is ready to commence tapering its bond purchase program. Interest rates increased modestly and the yield curve flattened slightly as inflation fears weighed most on intermediate maturities. Corporate and mortgage spreads exhibited little change.

Portfolio Review

During the first fiscal quarter, the Fund underperformed the BC Agg largely due to its lower duration profile. The Fund benefitted from favorable security selection and an overweight in corporate bonds, a sector that saw spreads narrow 11 basis points. Mortgage market returns were mixed as the Fund incurred slight losses on its prepayment exposure in the CMO portion of the portfolio, while recouping this return through owning lower coupon Mortgage-Backed Securities. We also altered our sector exposure throughout the quarter based on volatility in mortgage spreads.

During the second fiscal quarter, the Fund lagged the BC Agg due to interest rate hedges and underperformance of the agency MBS portfolio resulting from elevated prepayments. Some of this underperformance was offset by security selection in corporate bonds, asset backed securities, and TIPS.

Outlook & Portfolio Positioning

Going forward we continue to see inflation as the greatest challenge for the market. While some investors have started to price inflation risk more in line with our thinking, we still think that prolonged elevated inflation could lead to further repricing. We also believe that the market can withstand a predictable slowing of the pace of Fed purchases, but it may struggle should the Fed be forced to accelerate their taper to combat inflation. Over the course of the second fiscal quarter, we increased our exposure to ABS and TIPS while keeping corporates and MBS largely unchanged, and we anticipate a similar stance for the balance of 2021 based upon current valuations.

____________________

Mutual fund investing involves risk.  Principal loss is possible.

The Osterweis Total Return Fund may invest fixed income securities which are subject to credit, default, extension, interest rate and prepayment risks. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in foreign and emerging market securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in municipal securities which are subject to the risk of default.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Total Return Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2021

	Six Months			Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	(December 30, 2016)
Osterweis Total Return Fund	0.12%	0.03%	3.31%	3.45%
Bloomberg U.S. Aggregate Bond Index	1.88	-0.90	5.36	3.76
Bloomberg U.S. Aggregate Bond 1-3 Year Index	0.14	0.29	2.78	2.02
ICE BofA 3-Month Treasury Bill Index	0.01	0.07	1.18	1.20
Gross/Net Expense Ratio as of 3/31/2021: 0.70%/0.70% 1
[1]
As of most recent Prospectus dated June 30, 2021.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2022.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2021)

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2016 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Allocation (% of Net Assets)

Top Ten Debt Holdings (% of Net Assets)
Federal National Mortgage Association
Pool, Series FN FM6816, 2.500%	6.0%
Federal National Mortgage Association
Pool, Series FN BT1250, 2.500%	5.5
Federal National Mortgage Association
Pool, Series FN CA7747, 3.000%	5.3
Federal National Mortgage Association
Pool, Series FN CB1279, 2.500%	2.8
United States Treasury Inflation
Indexed Bonds, 0.125%	2.4
United States Treasury Inflation
Indexed Bonds, 0.125%	1.8
CF Hippolyta LLC,
Series SORT 2021-1A B1, 1.980%	1.6
GXO Logistics, Inc., 1.650%	1.3
CLI Funding VIII LLC, 1.640%	1.3
United States Treasury Inflation
Indexed Bonds, 0.125%	1.2
Total	29.2%

Fund holdings are subject to change.

Total Return Fund | Schedule of Investments at September 30, 2021 (Unaudited)

Principal
Amount		Value
Bonds: 96.1%
Corporate Bonds: 37.7%

Aerospace & Defense: 0.5%
	Textron, Inc.
$1,000,000	2.450%, 03/15/2031	$1,002,172

Air Freight & Logistics: 2.4%
	American Airlines 2019-1
	Class B Pass Through Trust
858,433	3.850%, 02/15/2028	819,995
	British Airways 2021-1
	Class A Pass Through Trust
1,200,000	2.900%, 03/15/2035	1,209,548
	GXO Logistics, Inc.
2,500,000	1.650%, 07/15/2026	2,484,000
		4,513,543
Airlines: 0.9%
	Air Canada 2020-2
	Class A Pass Through Trust
937,148	5.250%, 04/01/2029	1,013,557
	British Airways 2020-1
	Class A Pass Through Trust
583,435	4.250%, 11/15/2032	630,850
		1,644,407
Automobiles: 1.2%
	General Motors Co.
1,000,000	6.125%, 10/01/2025	1,171,693
	Stellantis Finance US, Inc.
1,000,000	1.711%, 01/29/2027	996,796
		2,168,489
Banks: 5.2%
	Bank of America Corp.
1,500,000	4.250%, 10/22/2026	1,689,065
	Barclays PLC
1,000,000	1.007% (1 Year CMT
	Rate + 0.800%), 12/10/2024 [1,10]	1,004,804
	HSBC Holdings PLC
1,000,000	0.976% (SOFR + 0.708%),
	05/24/2025 [1,10]	997,881
1,000,000	4.600% (5 Year CMT
	Rate + 3.649%), 12/17/2030 [1,6,10]	1,004,790
	JP Morgan Chase & Co.
1,000,000	3.599% (3 Month LIBOR
	USD + 3.470%), 01/30/2022 [1,6]	1,005,480
	JPMorgan Chase & Co.
1,900,000	3.451% (3 Month LIBOR
	USD + 3.320%), 01/01/2022 [1,6]	1,897,088
	SVB Financial Group
2,000,000	4.000% (5 Year CMT
	Rate + 3.202%), 05/15/2026 [1,6,10]	2,057,500
		9,656,608
Biotechnology: 1.1%
	Amgen, Inc.
2,000,000	1.650%, 08/15/2028	1,964,120

Capital Markets: 6.1%
	Ares Capital Corp.
1,000,000	2.875%, 06/15/2028	1,012,882
	Blackstone Private Credit Fund
2,000,000	1.750%, 09/15/2024	1,997,743
	The Charles Schwab Corp.
1,000,000	4.000% (10 Year CMT
	Rate + 3.079%), 12/01/2030 [1,6,10]	1,029,710
	Deutsche Bank AG/New York NY
1,000,000	3.729% (SOFR + 2.757%),
	01/14/2032 [1,10]	1,032,172
	Morgan Stanley
2,000,000	4.350%, 09/08/2026	2,258,668
2,000,000	2.484% (SOFR + 1.360%),
	09/16/2036 [1,10]	1,956,987
	OWL Rock Core Income Corp.
1,000,000	3.125%, 09/23/2026	991,900
	UBS Group AG
1,000,000	1.494% (1 Year CMT
	Rate + 0.850%), 08/10/2027 [1,10]	988,796
		11,268,858
Diversified Financial Services: 2.5%
	Aviation Capital Group LLC
1,000,000	5.500%, 12/15/2024	1,120,974
1,000,000	1.950%, 01/30/2026	996,459
500,000	1.950%, 09/20/2026	494,651
	Avolon Holdings Funding Ltd.
1,000,000	2.125%, 02/21/2026	989,685
1,000,000	4.250%, 04/15/2026	1,075,611
		4,677,380
Diversified Telecommunication Services: 1.3%
	AT&T, Inc.
1,000,000	3.500%, 06/01/2041	1,025,916
	NTT Finance Corp.
1,500,000	1.591%, 04/03/2028	1,484,596
		2,510,512
Electric Utilities: 1.9%
	NextEra Energy Capital Holdings, Inc.
1,500,000	1.900%, 06/15/2028	1,500,573

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Principal
Amount		Value
Electric Utilities: 1.9% (Continued)
	Southern California Edison Co.
$1,000,000	0.975%, 08/01/2024	$1,002,447
	The Southern Co.
1,000,000	3.750% (5 Year CMT
	Rate + 2.915%), 09/15/2051 [1,10]	1,022,700
		3,525,720
Electronic Equipment, Instruments
& Components: 0.9%
	SYNNEX Corp.
1,610,000	1.250%, 08/09/2024	1,610,628

Equity Real Estate Investment Trusts – REITS: 1.1%
	Boston Properties L.P.
1,000,000	2.550%, 04/01/2032	998,132
	Vornado Realty L.P.
1,000,000	2.150%, 06/01/2026	1,015,858
		2,013,990
Hotels, Restaurants & Leisure: 2.4%
	Expedia Group, Inc.
1,500,000	2.950%, 03/15/2031	1,515,370
	Hyatt Hotels Corp.
1,000,000	1.100% (SOFR + 1.050%),
	10/01/2023 1	1,001,450
	Marriott International, Inc.
2,000,000	2.850%, 04/15/2031	2,024,934
		4,541,754
Industrial Conglomerates: 0.6%
	GE Capital International
	Funding Co. Unlimited Co.
1,000,000	4.418%, 11/15/2035	1,198,809

Insurance: 2.2%
	Belrose Funding Trust
1,000,000	2.330%, 08/15/2030	986,527
	Liberty Mutual Group, Inc.
1,000,000	4.125% (5 Year CMT
	Rate + 3.315%), 12/15/2051 [1,10]	1,027,637
	SBL Holdings, Inc.
1,025,000	6.500% (5 Year CMT
	Rate + 5.620%), 11/13/2026 [1,6,10]	1,014,750
1,000,000	5.000%, 02/18/2031	1,067,025
		4,095,939
Media: 1.6%
	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital
2,000,000	2.250%, 01/15/2029	1,997,408
1,000,000	3.900%, 06/01/2052	993,533
		2,990,941
Oil, Gas & Consumable Fuels: 2.7%
	Enbridge, Inc.
1,000,000	2.500%, 08/01/2033	1,003,770
	Energy Transfer L.P.
1,000,000	6.500% (5 Year CMT
	Rate + 5.694%), 11/15/2026 [1,6,10]	1,043,870
	Enterprise Products Operating LLC
1,000,000	3.300%, 02/15/2053	977,985
	Phillips 66
2,000,000	1.300%, 02/15/2026	1,988,907
		5,014,532
Pharmaceuticals: 0.7%
	Allergan Finance LLC
1,200,000	3.250%, 10/01/2022	1,221,829

Specialty Retail: 0.5%
	AutoNation, Inc.
1,000,000	1.950%, 08/01/2028	986,040

Tobacco: 0.6%
	BAT Capital Corp.
1,000,000	4.390%, 08/15/2037	1,073,618

Trading Companies & Distributors: 1.3%
	Air Lease Corp.
1,000,000	1.875%, 08/15/2026	996,577
	Triton Container International Ltd.
1,500,000	2.050%, 04/15/2026	1,505,139
		2,501,716
Total Corporate Bonds
(Cost $69,207,508)		70,181,605

Asset Backed Securities: 16.6%

	American Credit Acceptance
	Receivables Trust 2021-1
1,500,000	1.140%, 03/15/2027	1,501,633
	American Credit Acceptance
	Receivables Trust 2021-2
1,000,000	0.970%, 07/13/2027	1,003,323
	Carvana Auto Receivables
	Trust 2021-N1
1,500,000	1.300%, 01/10/2028	1,508,079
	Carvana Auto Receivables
	Trust 2021-N2
1,000,000	1.270%, 03/10/2028	1,001,083
	CF Hippolyta LLC
	Series SORT 2020-1 B1
1,073,079	2.280%, 07/15/2060	1,089,861
	Series SORT 2021-1A B1
2,982,425	1.980%, 03/15/2061	2,993,143

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Principal
Amount		Value
	CLI Funding VIII LLC
$2,354,702	1.640%, 02/18/2046	$2,326,307
	Credit Acceptance Auto
	Loan Trust 2021-3
750,000	1.380%, 07/15/2030	749,058
	DT Auto Owner Trust 2021-1
500,000	0.840%, 10/15/2026	500,513
	FCI Funding 2021-1 LLC 2021-1
394,711	1.130%, 04/15/2033	395,242
	Flagship Credit Auto Trust 2020-4
500,000	1.280%, 02/16/2027	504,043
	Flagship Credit Auto Trust 2021-2
1,000,000	1.270%, 06/15/2027	1,000,923
	HERO Funding Trust 2021-1
859,699	2.240%, 09/20/2051	858,366
	Hertz Vehicle Financing III L.P.
2,000,000	1.680%, 12/27/2027	2,006,190
	MVW 2021-1W LLC
460,020	1.440%, 01/22/2041	460,201
	NP SPE X L.P. 2021-1
1,250,000	2.230%, 03/19/2051	1,250,228
	OnDeck Asset
	Securitization Trust III LLC
1,000,000	2.280%, 05/17/2027	1,007,495
	Progress Residential 2021-SFR1
500,000	1.555%, 04/17/2038	493,506
	Santander Drive Auto
	Receivables Trust 2021-2
1,000,000	1.350%, 07/15/2027	1,004,675
	Textainer Marine Containers Ltd.
1,986,667	1.940%, 08/20/2046	1,972,477
	Thrust Engine Leasing 2021 DAC
1,989,945	4.163%, 07/15/2040	1,969,203
	Triton Container Finance VIII LLC
1,915,000	1.860%, 03/20/2046	1,901,800
	TRP – TRIP Rail Master Funding LLC
1,982,584	2.150%, 06/19/2051	2,000,506
	Westlake Automobile
	Receivables Trust 2020-1
380,000	2.520%, 04/15/2025	387,809
	Westlake Automobile
	Receivables Trust 2020-3
87,000	1.240%, 11/17/2025	87,744
	Westlake Automobile
	Receivables Trust 2021-2
1,000,000	1.230%, 12/15/2026	999,434
		30,972,842
Total Asset Backed Securities
(Cost $30,992,162)		30,972,842

Commercial Mortgage Backed Securities: 1.1%
	BX Commercial Mortgage
	Trust 2021-VOLT
	Series BX 2021-VOLT C
1,000,000	1.200% (1 Month LIBOR
	USD + 1.100%), 09/15/2036 [1]	1,003,122
	Mortgage Trust
	Series LIFE 2021-BMR C
1,000,000	1.184% (1 Month LIBOR
	USD + 1.100%), 03/15/2038 [1]	1,002,762
		2,005,884
Total Commercial Mortgage-Backed Securities
(Cost $2,000,000)		2,005,884

Mortgage Backed Securities: 34.6%
	COLT 2021-2 Mortgage
	Loan Trust – 0: 0.5%
983,507	1.130%, 08/25/2066	983,213

	COLT Funding LLC: 0.3%
486,245	1.513%, 12/25/2064	486,030

	Federal Home Loan Mortgage
	Corporation REMICS: 2.7%
	Series FHR 2512 SI
408,571	7.416% (1 Month LIBOR
	USD + 7.500%), 04/15/2024 [1,2,8]	22,344
	Series FHR 4048 IK
2,753,660	3.000%, 05/15/2027 [2]	127,013
	Series FHR 4093 DS
5,610,581	6.216% (1 Month LIBOR
	USD + 6.300%), 08/15/2027 [1,2,8]	619,747
	Series FHR 4216 EI
3,157,560	3.000%, 06/15/2028 [2]	207,846
	Series FHR 4360 BI
1,606,177	2.500%, 11/15/2028 [2]	62,597
	Series FHR 4341 MI
1,468,187	4.000%, 11/15/2031 [2]	132,240
	Series FHR 4093 IB
1,827,328	4.000%, 08/15/2032 [2]	191,357
	Series FHR 4114 MI
2,323,867	3.500%, 10/15/2032 [2]	236,709
	Series FHR 4170 IU
3,450,206	3.000%, 02/15/2033 [2]	305,816
	Series FHR 3171 OJ
868,228	N/A%, 06/15/2036 [3,7]	776,268
	Series FHR 3824 LS
619,942	7.016% (1 Month LIBOR
	USD + 7.100%), 08/15/2036 [1,2,8]	134,942
	Series FHR 3236 KF
79,161	0.384% (1 Month LIBOR
	USD + 0.300%), 11/15/2036 [1]	79,935

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Principal
Amount		Value
	Federal Home Loan Mortgage
	Corporation REMICS: 2.7% (Continued)
	Series FHR 3339 JS
$39,402	42.291% (1 Month LIBOR
	USD + 42.835%), 07/15/2037 [1,8]	$84,871
	Series FHR 3380 FM
181,827	0.674% (1 Month LIBOR
	USD + 0.590%), 10/15/2037 [1]	184,971
	Series FHR 4121 IM
219,441	4.000%, 10/15/2039 [2]	408
	Series FHR 3721 FB
142,353	0.584% (1 Month LIBOR
	USD + 0.500%), 09/15/2040 [1]	144,584
	Series FHR 4105 LS
3,681,737	6.066% (1 Month LIBOR
	USD + 6.150%), 08/15/2041 [1,2,8]	315,833
	Series FHR 3933 QS
2,263,359	5.966% (1 Month LIBOR
	USD + 6.050%), 10/15/2041 [1,2,8]	400,193
	Series FHR 4340 US
1,398,541	6.516% (1 Month LIBOR
	USD + 6.600%), 05/15/2042 [1,2,8]	274,917
	Series FHR 4076 LF
208,092	0.384% (1 Month LIBOR
	USD + 0.300%), 07/15/2042 [1]	208,440
	Series FHR 4495 PI
287,948	4.000%, 09/15/2043 [2]	22,394
	Series FHR 4313 CS
2,867,014	5.966% (1 Month LIBOR
	USD + 6.050%), 03/15/2044 [1,2,8]	491,728
	Series FHR 4911 IH
1,262,414	4.000%, 04/15/2049 [2]	77,837
		5,102,990
	Federal Home Loan Mortgage
	Corporation Strips: 0.2%
	Series FHS 288 IO
1,646,116	3.000%, 10/15/2027 [2]	100,289
	Series FHS 272 F2
282,994	0.634% (1 Month LIBOR
	USD + 0.550%), 08/15/2042 [1]	289,434
		389,723
	Federal National Mortgage
	Association Interest Strips: 0.4%
	Pool FNS 419 C1
3,602,309	2.500%, 09/25/2028 [2]	209,353
	Pool FNS 419 C2
4,362,686	3.000%, 05/25/2029 [2]	268,771
	Pool FNS 421 C4
1,879,669	4.500%, 01/25/2030 [2]	166,135
	Pool FNS 421 C3
122,647	4.000%, 07/25/2030 [2]	11,172
	Pool FNS 387 7
419,232	5.500%, 04/25/2038 [2]	91,809
		747,240
	Federal National Mortgage
	Association Pool: 21.9%
	FN AL2519
807,834	4.500%, 07/01/2040	905,438
	FN AS5460
876,867	3.500%, 07/01/2045	940,337
	FN AS6520
1,114,206	3.500%, 01/01/2046	1,195,873
	FN MA3101
1,084,369	4.500%, 08/01/2047	1,183,068
	FN CA7747
9,211,285	3.000%, 11/01/2050	9,908,458
	FN FM6816
10,823,747	2.500%, 04/01/2051	11,209,246
	FN BT1250
9,946,299	2.500%, 06/01/2051	10,303,925
	FN CB1279
4,965,535	2.500%, 08/01/2051	5,123,188
		40,769,533
	Federal National Mortgage
	Association REMICS: 4.6%
	Series FNR 1996-45 SI
205,861	7.164% (1 Month LIBOR
	USD + 7.250%), 02/25/2024 [1,2,8]	15,072
	Series FNR 1997-65 SI
567,779	7.907% (1 Month LIBOR
	USD + 8.000%), 09/17/2027 [1,2,8]	77,542
	Series FNR 2012-139 DI
4,343,610	3.000%, 12/25/2027 [2]	211,426
	Series FNR 2013-29 BI
5,114,754	2.500%, 04/25/2028 [2]	283,510
	Series FNR 2015-34 AI
1,387,485	4.500%, 06/25/2030 [2]	29,237
	Series FNR 2010-119 PS
3,087,667	6.614% (1 Month LIBOR
	USD + 6.700%), 09/25/2030 [1,2,8]	402,764
	Series FNR 2016-8 CI
7,080,306	3.000%, 03/25/2031 [2]	516,195
	Series FNR 2013-51 PI
2,400,564	3.000%, 11/25/2032 [2]	215,826
	Series FNR 2014-81 TI
455,252	4.500%, 12/25/2034 [2]	43,682
	Series FNR 2016-24 IB
5,095,521	3.500%, 05/25/2036 [2]	511,129
	Series FNR 2007-2 FT
226,902	0.336% (1 Month LIBOR
	USD + 0.250%), 02/25/2037 [1]	228,723
	Series FNR 2016-78 CS
3,204,565	6.014% (1 Month LIBOR
	USD + 6.100%), 05/25/2039 [1,2,8]	547,539
	Series FNR 2012-82 PS
2,612,879	6.014% (1 Month LIBOR
	USD + 6.100%), 08/25/2041 [1,2,8]	276,196

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Principal
Amount		Value
	Federal National Mortgage
	Association REMICS: 4.6% (Continued)
	Series FNR 2011-100 S
$4,234,182	6.364% (1 Month LIBOR
	USD + 6.450%), 10/25/2041 [1,2,8]	$783,416
	Series FNR 2012-15 SW
3,860,759	5.864% (1 Month LIBOR
	USD + 5.950%), 03/25/2042 [1,2,8]	705,262
	Series FNR 2012-79 FM
149,205	0.536% (1 Month LIBOR
	USD + 0.450%), 07/25/2042 [1]	150,439
	Series FNR 2012-128 ST
1,339,587	6.064% (1 Month LIBOR
	USD + 6.150%), 11/25/2042 [1,2,8]	301,588
	Series FNR 2013-22 TO
501,812	N/A%, 03/25/2043 [3,7]	437,265
	Series FNR 2013-20 QS
5,317,845	6.064% (1 Month LIBOR
	USD + 6.150%), 03/25/2043 [1,2,8]	1,054,987
	Series FNR 2014-37 PI
962,371	5.500%, 06/25/2044 [2]	118,439
	Series FNR 2014-50 WS
605,603	6.114% (1 Month LIBOR
	USD + 6.200%), 08/25/2044 [1,2,8]	99,829
	Series FNR 2016-83 BS
455,154	6.014% (1 Month LIBOR
	USD + 6.100%), 11/25/2046 [1,2,8]	93,168
	Series FNR 2018-51 IO
643,617	6.500%, 07/25/2048 [2]	102,065
	Series FNR 2019-41 SB
1,549,097	5.964% (1 Month LIBOR
	USD + 6.050%), 08/25/2049 [1,2,8]	275,403
	Series FNR 2020-88 QI
12,119,013	2.000%, 05/25/2050 [2]	1,110,268
		8,590,970
	Goldman Sachs Mortgage-Backed
	Securities Corp Trust: 0.4%
	Series GSMBS 2020-PJ4 A2
739,143	3.000%, 01/25/2051	751,654

	Government National
	Mortgage Association: 1.0%
	Series GNR 2014-74 GI
222,111	4.000%, 05/16/2029 [2]	10,489
	Series GNR 2010-47 BX
334,710	6.465% (1 Month LIBOR
	USD + 6.550%), 08/16/2034 [1,2,8]	37,373
	Series GNR 2011-61 WS
3,687,658	6.383% (1 Month LIBOR
	USD + 6.470%), 02/20/2038 [1,2,8]	616,903
	Series GNR 2010-6 FG
137,450	0.685% (1 Month LIBOR
	USD + 0.600%), 01/16/2040 [1]	139,196
	Series GNR 2016-31 CS
4,595,975	6.163% (1 Month LIBOR
	USD + 6.250%), 07/20/2044 [1,2,8]	911,683
	Series GNR 2016-112 WI
5,914,402	1.681% (1 Month LIBOR + 0.430%),
	03/20/2045 [1,2]	163,689
		1,879,333
	JP Morgan Mortgage Trust: 0.5%
	Series JPMMT 2014-IVR3 3A1
448,110	2.466%, 09/25/2044 [1]	450,127
	Series JPMMT 2020-7 A3
502,773	3.000%, 01/25/2051	512,948
		963,075
	Verus Securitization Trust: 0.9%
	Series 2014-4-0
965,895	1.247%, 07/25/2066	966,307
	Series 2021-R3-0
786,723	1.380%, 04/25/2064	788,422
		1,754,729
	Wells Fargo Mortgage
	Backed Securities Trust: 0.7%
	Series WFMBS 2019-4 A17
98,500	3.500%, 09/25/2049	99,715
	Series WFMBS 2020-3 A3
340,765	3.000%, 06/25/2050	342,774
	Series WFMBS 2020-4 A1
694,832	3.000%, 07/25/2050	709,324
		1,151,813
	ZH Trust 2021-1 – 0: 0.5%
1,000,000	2.253%, 02/18/2027	1,003,604

Total Mortgage Backed Securities
(Cost $67,124,348)		64,573,907

United States Government Securities: 6.1%

	United States Treasury Note/Bond
3,156,480	0.125%, 10/15/2025 [5,9]	$3,416,759
1,041,000	0.125%, 04/15/2026 [5,9]	1,127,478
2,097,480	0.125%, 01/15/2031 [5,9]	2,301,608
4,074,360	0.125%, 07/15/2031 [5,9]	4,485,757
		11,331,602
Total United States Government Securities
(Cost $11,451,283)		11,331,602

Total Bonds
(Cost $180,775,301)		179,065,840

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2021 (Unaudited) (Continued)

Principal
Amount	Value
Short-Term Investments: 5.1%

United States Government Securities: 1.1%
United States Treasury Bill
$2,000,000	0.088%, 06/16/2022 [5,9]	$1,999,211

Total United States Government Securities
(Cost $1,998,737)	1,999,211

Shares
Money Market Funds: 4.0%
7,403,292	Morgan Stanley Institutional
Liquidity Funds – Government
Portfolio, 0.026%[4]	7,403,292

Total Money Market Funds
(Cost $7,403,292)	7,403,292

Total Short-Term Investments
(Cost $9,402,029)	9,402,503

Total Investments in Securities: 101.2%
(Cost $190,177,330)	188,468,343
Liabilities in Excess of Other Assets: (1.2)%	(2,209,654)
Total Net Assets: 100.0%	$186,258,689

CMT – Constant Maturity Treasury Rate
LIBOR – London Interbank Offered Rate
SOFR – Secured Overnight Financing Rate
USD – United States Dollar
[1]	Variable rate security; rate shown is the rate in effect on September 30, 2021.
[2]	Interest only security.
[3]	Principal only security.
[4]	Annualized seven-day effective yield as of September 30, 2021.
[5]	Rate represents the yield to maturity from purchase price.
[6]	Perpetual call date security. Date shown is next call date.
[7]	Zero coupon security.
[8]	Inverse floating rate security. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a ceiling or floor.
[9]
The security or a portion of the security has been deposited as initial margin on open futures contracts and another portion is designated as collateral for futures contracts.  As of September 30, 2021, the value of securities designated as collateral was $432,825, or 0.2% of net assets.

[10]	Fixed-to-variable or fixed-to float bond; rate shown is the rate in effect on September 30, 2021.

Schedule of Futures Contracts at September 30, 2021 (Unaudited)

The Fund had the following futures contracts outstanding with Credit Suisse:

Short Futures			Unrealized
Contracts	Number of	Notional	Appreciation	Notional
Outstanding	Contracts	Amount	(Depreciation)	Value
US Ultra Long
Bond CBT
(12/2021)	(8)	$(1,529,000)	$500	$(1,528,500)
US Long
Bond CBT
(12/2021)	(17)	(2,708,313)	1,594	(2,706,719)
US 10 Year
Note (12/2021)	(35)	(4,669,219)	62,891	(4,606,328)
US 10 Year
Ultra Future
(12/2021)	(47)	(6,964,445)	137,695	(6,826,750)
US 2 Year
Note (12/2021)	(90)	(19,805,625)	703	(19,804,922)
US 5 Year
Note (12/2021)	(191)	(23,580,270)	136,512	(23,443,758)
		$(59,256,872)	$339,895	$(58,916,977)

CBT – Chicago Board of Trade

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at September 30, 2021 (Unaudited)

			Growth &	Emerging
	Osterweis	Strategic	Income	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
ASSETS
Investments in unaffiliated securities, at value
(cost $103,281,610, $5,390,838,430, $117,117,082,
$214,213,742, and $190,177,330, respectively)	$174,661,692	$5,580,328,006	$163,892,799	$250,508,699	$188,468,343
Investments in affiliated securities, at value (cost $—,
$49,000,000, $1,000,000, $—, $—, respectively)	—	57,199,317	1,167,333	—	—
Cash	—	357,562	6,060	—	—
Receivables:
Investment securities sold	3,317,231	1,020,000	2,146,897	2,532,891	—
Fund shares sold	16,811	5,847,886	2,904	270,909	232,104
Dividends and interest	143,274	68,355,512	836,665	49,740	883,234
Variation margin receivable	—	—	—	—	345,656
Prepaid expenses	17,734	69,191	28,563	10,565	11,031
Total assets	178,156,742	5,713,177,474	168,081,221	253,372,804	189,940,368

LIABILITIES
Payables:
Investment securities purchased	—	126,481,240	1,503,583	—	2,996,700
Fund shares redeemed	35,000	1,764,946	5,000	4,895	143,367
Distributions to shareholders	—	—	—	—	35,212
Investment advisory fees, net	122,494	3,238,774	105,371	202,935	69,944
Variation margin able	—	—	—	—	392,637
Administration fees	4,569	140,618	5,289	5,616	5,618
Custody fees	1,315	39,068	1,010	2,375	2,101
Fund accounting fees	2,062	94,588	3,114	2,626	4,601
Transfer agent fees	1,782	484,688	5,562	25,574	12,596
Trustee fees	6,362	32,387	6,299	6,683	5,687
Audit fees	14,106	14,108	12,809	11,512	10,615
Chief Compliance Officer fees	1,723	1,723	1,723	1,723	1,723
Other accrued expenses	1,935	117,987	3,275	2,685	878
Total Liabilities	191,348	132,410,127	1,653,035	266,624	3,681,679
NET ASSETS	$177,965,394	$5,580,767,347	$166,428,186	$253,106,180	$186,258,689

COMPUTATION OF NET ASSETS:
Net assets value (unlimited shares authorized):	$177,965,394	$5,580,767,347	$166,428,186	$253,106,180	$186,258,689
Shares (unlimited number of shares
authorized without par value)	7,913,188	484,133,254	9,038,449	11,958,257	18,326,930
Net assets value, offering, and
redemption price per share	$22.49	$11.53	$18.41	$21.17	$10.16

COMPONENTS OF NET ASSETS:
Paid-in capital	$90,950,550	$5,859,239,528	$110,947,033	$168,543,456	$188,743,529
Total distributable (accumulated) earnings (losses)	87,014,844	(278,472,181)	55,481,153	84,562,724	(2,484,840)
Net assets	$177,965,394	$5,580,767,347	$166,428,186	$253,106,180	$186,258,689

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Six Months Ended September 30, 2021 (Unaudited)

			Growth &	Emerging
	Osterweis	Strategic	Income	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated investments	$729,172	$15,601,052	$812,305	$115,872	$—
(net of $5,609, $—, $4,473, $2,753,
and $—, respectively, in foreign
withholding taxes and issuance fees)
Dividends from affiliated investments	—	1,868,126	38,126	—	—
Interest	176	121,371,668	1,167,966	657	1,391,875
Other income	—	2,242	464	501	—
Total investment income	729,348	138,843,088	2,018,861	117,030	1,391,875

EXPENSES
Investment advisory fees	788,586	19,112,048	730,219	1,226,952	451,677
Administration fees	21,474	489,637	20,662	27,462	25,071
Sub-transfer agent fees	18,777	1,974,920	12,871	71,411	55,028
Transfer agent fees	15,139	231,993	13,516	15,016	13,322
Audit fees	14,606	14,608	13,259	11,912	11,016
Trustee fees	11,967	61,090	11,855	12,599	11,342
Fund accounting fees	10,644	334,006	16,332	14,650	23,702
Registration fees	8,247	39,124	14,662	13,326	12,977
Chief Compliance Officer fees	5,279	5,279	5,279	5,279	4,793
Custody fees	4,468	129,998	4,563	7,995	8,194
Legal fees	4,170	4,201	4,191	4,191	3,680
Miscellaneous expense	4,126	42,525	4,156	4,343	4,230
Reports to shareholders	2,842	80,602	1,857	3,181	2,810
Insurance expense	2,628	14,773	3,059	3,304	2,474
Futures commissions merchant interest expense	—	—	—	—	352
Interest expense	—	—	—	—	18
Total expenses	912,953	22,534,804	856,481	1,421,621	630,686
Fees (waived) recouped by the Adviser	(53,592)	—	—	(71,972)	—
Net expenses	859,361	22,534,804	856,481	1,349,649	630,686
Net investment income (loss)	(130,013)	116,308,284	1,162,380	(1,232,619)	761,189

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated investments	9,437,098	47,953,687	5,749,032	18,704,936	1,583,811
Futures contracts	—	—	—	—	(2,682,836)
Change in net unrealized appreciation/depreciation on:
Unaffiliated investments	(131,915)	25,185,082	639,820	(4,652,551)	960,600
Affiliated investments	—	(2,289,619)	(46,727)	—	—
Futures contracts	—	—	—	—	(287,888)
Net realized and unrealized
gain (loss) on investments	9,305,183	70,849,150	6,342,125	14,052,385	(426,313)
Net increase (decrease) in net assets
resulting from operations	$9,175,170	$187,157,434	$7,504,505	$12,819,766	$334,876

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	September 30, 2021	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(130,013)	$235,939
Net realized gain (loss) on investments and distributions	9,437,098	10,562,854
Change in net unrealized appreciation/depreciation of investments	(131,915)	47,172,471
Net increase (decrease) in net assets resulting from operations	9,175,170	57,971,264

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(8,185,457)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	(121,924)	8,282,947
Total increase (decrease) in net assets	9,053,246	58,068,754

NET ASSETS
Beginning of period/year	168,912,148	110,843,394
End of period/year	$177,965,394	$168,912,148

[1]	A summary of share transactions is as follows:

	Six Months Ended		Year Ended
	September 30, 2021		March 31, 2021
	Shares	Value	Shares	Value
Shares sold	223,780	$5,039,096	769,170	$14,870,833
Shares issued in reinvestment of distributions	—	—	387,691	7,780,949
Shares redeemed	(226,927)	(5,161,020)	(789,699)	(14,368,835)
Net increase (decrease)	(3,147)	$(121,924)	367,162	$8,282,947

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	September 30, 2021	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$116,308,284	$189,505,785
Net realized gain (loss) on investments and distributions	47,953,687	(1,263,626)
Change in unrealized appreciation/depreciation on unaffiliated investments	25,185,082	570,798,110
Change in unrealized appreciation/depreciation on affiliated investments	(2,289,619)	—
Net increase (decrease) in net assets resulting from operations	187,157,434	759,040,269

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(118,540,698)	(188,057,162)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	308,260,924	637,300,676
Total increase (decrease) in net assets	376,877,660	1,208,283,783

NET ASSETS
Beginning of period/year	5,203,889,687	3,995,605,904
End of period/year	$5,580,767,347	$5,203,889,687

[1]	A summary of share transactions is as follows:

	Six Months Ended		Year Ended
	September 30, 2021		March 31, 2021
	Shares	Value	Shares	Value
Shares sold	63,893,114	$737,811,084	135,832,063	$1,491,508,830
Shares issued in reinvestment of distributions	8,989,722	103,786,016	14,755,280	162,788,234
Shares redeemed	(46,284,963)	(533,336,176)	(93,945,451)	(1,016,996,388)
Net increase (decrease)	26,597,873	$308,260,924	56,641,892	$637,300,676

The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	September 30, 2021	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$1,162,380	$1,931,183
Net realized gain (loss) on investments and distributions	5,749,032	8,741,907
Change in net unrealized appreciation/depreciation on unaffiliated investments	639,820	35,737,880
Change in unrealized appreciation/depreciation on affiliated investments	(46,727)	—
Net increase (decrease) in net assets resulting from operations	7,504,505	46,410,970

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(3,905,805)	(5,020,422)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	5,552,571	5,882,656
Total increase (decrease) in net assets	9,151,271	47,273,204

NET ASSETS
Beginning of period/year	157,276,915	110,003,711
End of period/year	$166,428,186	$157,276,915

[1]	A summary of share transactions is as follows:

	Six Months Ended		Year Ended
	September 30, 2021		March 31, 2021
	Shares	Value	Shares	Value
Shares sold	313,960	$5,972,975	753,175	$12,702,042
Shares issued in reinvestment of distributions	154,037	2,911,302	216,644	3,665,617
Shares redeemed	(176,600)	(3,331,706)	(672,361)	(10,485,003)
Net increase (decrease)	291,397	$5,552,571	297,458	$5,882,656

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	September 30, 2021	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(1,232,619)	$(1,665,148)
Net realized gain (loss) on investments and distributions	18,704,936	57,176,496
Change in unrealized appreciation/depreciation on investments	(4,652,551)	42,588,285
Net increase (decrease) in net assets resulting from operations	12,819,766	98,099,633

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(20,661,011)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	8,571,327	64,056,767
Total increase (decrease) in net assets	21,391,093	141,495,389

NET ASSETS
Beginning of period/year	231,715,087	90,219,698
End of period/year	$253,106,180	$231,715,087

[1]	A summary of share transactions is as follows:

	Six Months Ended		Year Ended
	September 30, 2021		March 31, 2021
	Shares	Value	Shares	Value
Shares sold	1,507,455	$31,500,707	4,651,315	$88,828,433
Shares issued in reinvestment of distributions	—	—	642,334	12,782,445
Shares redeemed	(1,140,840)	(22,929,380)	(2,313,252)	(37,554,111)
Net increase (decrease)	366,615	$8,571,257	2,980,397	$64,056,767

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	September 30, 2021	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$761,189	$2,271,509
Net realized gain (loss) on investments and futures contracts	(1,099,025)	6,194,247
Change in net unrealized appreciation/depreciation on investments and futures contracts	672,712	(1,504,719)
Net increase (decrease) in net assets resulting from operations	334,876	6,961,037

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(636,048)	(6,398,924)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	(23,520,781)	51,265,652
Total increase (decrease) in net assets	(23,821,953)	51,827,765

NET ASSETS
Beginning of period/year	210,080,642	158,252,877
End of period/year	$186,258,689	$210,080,642

[1]	A summary of share transactions is as follows:

	Six Months Ended		Year Ended
	September 30, 2021		March 31, 2021
	Shares	Value	Shares	Value
Shares sold	1,896,296	$19,368,619	9,805,224	$101,532,320
Shares issued in reinvestment of distributions	37,953	387,517	376,805	3,914,132
Shares redeemed	(4,238,532)	(43,276,917)	(5,258,112)	(54,180,800)
Net increase (decrease)	(2,304,283)	$(23,520,781)	4,923,917	$51,265,652

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,	Year Ended March 31,
	2021
	(Unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period/year	$21.34	$14.68	$16.25	$19.15	$26.07	$25.14

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.02)	0.03	0.04	0.08	0.09	0.06
Net realized and unrealized
gain (loss) on investments	1.17	7.75	(0.31)	1.24	1.67	2.70
Total from investment operations	1.15	7.78	(0.27)	1.32	1.76	2.76

LESS DISTRIBUTIONS:
From net investment income	—	(0.10)	(0.07)	(0.76)	(1.49)	(0.29)
From net realized gain	—	(1.02)	(1.23)	(3.46)	(7.19)	(1.54)
Total distributions	—	(1.12)	(1.30)	(4.22)	(8.68)	(1.83)
Net asset value, end of period/year	$22.49	$21.34	$14.68	$16.25	$19.15	$26.07
Total return	5.39%	53.48%	(2.88)%	9.86%	5.94%	11.33%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$178.0	$168.9	$110.8	$128.5	$161.8	$244.3
Portfolio turnover rate	12%[2]	37%	35%	43%	47%	50%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.01%[3]	1.19%	1.19%	1.17%	1.14%	1.11%
After fees/expenses waived or recouped	0.95%[3]	0.95%	0.95%	0.95%	1.12%[4]	1.11%

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.20)%[3]	(0.08)%	(0.02)%	0.21%	0.36%	0.25%
After fees/expenses waived or recouped	(0.14)%[3]	0.16%	0.22%	0.43%	0.38%[4]	0.25%

[1]	Calculated based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.
[4]
Effective January 1, 2018 the Adviser agreed to contractually limit expenses for the Fund to not exceed 0.95% of average net assets. Prior to January 1, 2018, Fund expenses were not subject to an expense limitation agreement.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,	Year Ended March 31,
	2021
	(Unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period/year	$11.37	$9.97	$11.05	$11.27	$11.26	$10.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.25	0.45	0.47	0.50	0.51	0.57
Net realized and unrealized
gain (loss) on investments	0.16	1.40	(1.06)	(0.21)	0.00 [2]	0.69
Total from investment operations	0.41	1.85	(0.59)	0.29	0.51	1.26

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.45)	(0.49)	(0.51)	(0.50)	(0.57)
Total distributions	(0.25)	(0.45)	(0.49)	(0.51)	(0.50)	(0.57)
Net asset value, end of period/year	$11.53	$11.37	$9.97	$11.05	$11.27	$11.26
Total return	3.64%[3]	18.73%	(5.63)%	2.67%	4.64%	12.18%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$5,580.8	$5,203.9	$3,995.6	$5,541.4	$6,058.0	$5,414.0
Portfolio turnover rate	29%[3]	60%	40%	46%	53%	37%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.83%[4]	0.86%	0.86%	0.84%	0.84%	0.84%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Ratio of net investment income (loss)
to average net assets	4.31%[4]	4.14%	4.32%	4.52%	4.49%	5.17%

[1]	Calculated based on average shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,	Year Ended March 31,
	2021
	(Unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period/year	$17.98	$13.02	$14.30	$14.87	$14.77	$13.32

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.13	0.23	0.23	0.28	0.39	0.43
Net realized and unrealized
gain (loss) on investments	0.74	5.35	(0.96)	0.44	0.49	1.53
Total from investment operations	0.87	5.58	(0.73)	0.72	0.88	1.96

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.11)	(0.18)	(0.37)	(0.50)	(0.51)
From net realized gain	—	(0.51)	(0.37)	(0.92)	(0.28)	—
Total distributions	(0.44)	(0.62)	(0.55)	(1.29)	(0.78)	(0.51)
Net asset value, end of period/year	$18.41	$17.98	$13.02	$14.30	$14.87	$14.77
Total return	4.76%[3]	43.15%	(5.67)%	5.69%	5.86%	14.91%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$166.4	$157.3	$110.0	$131.7	$178.9	$196.4
Portfolio turnover rate	10%[3]	51%	51%	47%	55%	53%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.02%[4]	1.19%	1.20%	1.19%	1.15%	1.15%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Ratio of net investment income (loss)
to average net assets	1.39%[4]	1.44%	1.57%	1.91%	2.56%	3.06%

[1]	Calculated based on average shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended					Period from
	September 30,	Year Ended March 31,				November 30, 2016
	2021					through
	(Unaudited)	2021	2020	2019	2018	March 31, 2017 [1]
Net asset value, beginning of period/year	$19.99	$10.48	$12.06	$11.73	$10.62	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [2]	(0.11)	(0.18)	(0.10)	(0.11)	(0.12)	(0.05)
Net realized and unrealized
gain (loss) on investments	1.29	11.81	(0.70)	1.25	3.26	0.67
Total from investment operations	1.18	11.63	(0.80)	1.14	3.14	0.62

LESS DISTRIBUTIONS:
From net realized gain	—	(2.12)	(0.78)	(0.81)	(2.03)	—
Total distributions	—	(2.12)	(0.78)	(0.81)	(2.03)	—
Net asset value, end of period/year	$21.17	$19.99	$10.48	$12.06	$11.73	$10.62
Total return	5.90%[3]	111.27%	(7.60)%	11.12%	31.21%	6.30%[3]

SUPPLEMENTAL DATA:
Net asset value,
end of period/year (millions)	$253.1	$231.7	$90.2	$97.0	$63.4	$43.8
Portfolio turnover rate	60%[3]	111%	213%	215%	208%	62%[3]

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.16%[4]	1.19%	1.24%	1.22%	1.29%	1.60%[4]
After fees/expenses waived or recouped	1.10%[4]	1.10%	1.13%[6]	1.25%[5]	1.27%[5]	1.50%[4]

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(1.06)%[4]	(1.08)%	(0.88)%	(0.88)%	(1.04)%	(1.48)%[4]
After fees/expenses waived or recouped	(1.00)%[4]	(0.99)%	(0.77)%[6]	(0.91)%[5]	(1.02)%[5]	(1.38)%[4]

[1]	Commenced operations on November 30, 2016. Information presented is from the period November 30, 2016 to March 31, 2017.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.
[5]
Effective June 30, 2017 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.25% of average net assets. Prior to June 30, 2017, Fund expenses were limited to 1.50% of average net assets.

[6]
Effective June 30, 2019 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.10% of average net assets. Prior to June 30, 2017, Fund expenses were limited to 1.25% of average net assets.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended					Period from
	September 30,	Year Ended March 31,				December 30, 2016
	2021					through
	(Unaudited)	2021	2020	2019	2018	March 31, 2017 [1]
Net asset value, beginning of period/year	$10.18	$10.08	$10.14	$9.93	$10.23	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [2]	0.04	0.12	0.26	0.33	0.35	0.04
Net realized and unrealized
gain (loss) on investments	(0.03)	0.31	0.01	0.23	(0.26)	0.22
Total from investment operations	0.01	0.43	0.27	0.56	0.09	0.26

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.14)	(0.28)	(0.34)	(0.35)	(0.03)
From net realized gain	—	(0.20)	(0.05)	(0.01)	(0.04)	—
Total distributions	(0.03)	(0.34)	(0.33)	(0.35)	(0.39)	(0.03)
Net asset value, end of period/year	$10.16	$10.18	$10.08	$10.14	$9.93	$10.23
Total return	0.12%[3]	4.25%	2.74%	5.78%	0.89%	2.65%[3]

SUPPLEMENTAL DATA:
Net asset value,
end of period/year (millions)	$186.3	$210.1	$158.3	$106.6	$102.2	$46.8
Portfolio turnover rate	182%[3]	616%	214%	163%	138%	27%[3]
Portfolio turnover rate excluding
to-be-announced (“TBA”) transactions [5]	104%	—%	—%	—%	—%	—%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.63%[4]	0.65%	0.66%	0.67%	0.70%	2.55%[4]
After fees/expenses waived or recouped	0.63%[4]	0.65%	0.66%	0.67%	0.75%	0.75%[4]

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.76%[4]	1.18%	2.51%	3.27%	3.47%	(0.30)%[4]
After fees/expenses waived or recouped	0.76%[4]	1.18%	2.51%	3.26%	3.42%	1.50%[4]

[1]	Commenced operations on December 30, 2016. Information presented is from the period December 30, 2016 to March 31, 2017.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note (1.D.) and (1.E.) regarding TBA transactions and mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at September 30, 2021 (Unaudited)

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, November 30, 2016 and December 30, 2016, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Growth & Income Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Emerging Opportunity Fund is to attain long-term capital appreciation. The investment objective of the Osterweis Total Return Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation. Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC may be referred to individually or collectively as the “Adviser” or “Advisers” throughout this report.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Futures contracts are priced by an approved independent pricing service. Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Osterweis Funds | Notes to Financial Statements at September 30, 2021 (Unaudited) (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments and derivative positions as of September 30, 2021:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$167,305,607	$—	$—	$167,305,607
Short-Term Investments	7,356,086	—	—	7,356,086
Total Assets:	$174,661,693	$—	$—	$174,661,693

[1] See Schedule of Investments for industry breakouts.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$—	$—	$191,280,184	$191,280,184
Convertible Preferred Stocks [1]	12,804,680	7,272,475	57,199,317	77,276,472
Corporate Bonds [1,2]	—	4,059,130,797	13,002,247	4,111,633,044
Convertible Bonds [1]	—	362,784,016	—	362,784,016
Private Mortgage Backed Obligations [1]	—	—	16,880,297	16,880,297
Warrants [1]	—	—	914,359	914,359
Short-Term Investments	876,758,951	—	—	876,758,951
Total Assets:	$889,563,631	$4,429,187,288	$279,276,404	$5,637,527,323

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at September 30, 2021 (Unaudited) (Continued)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

				Private
		Convertible		Mortgage
	Common	Preferred	Corporate	Backed
	Stocks	Stocks	Bonds	Obligations	Warrants	Total
Balance as of March 31, 2021	$134,303,605	$—	$14,343,157	$16,913,269	$848,561	$166,408,592
Acquisitions	—	—	—	—	—	—
Dispositions	(10,468,500)	—	(1,340,910)	—	—	(11,809,410)
Accrued discounts/premiums	—	—	28,529	—	—	28,529
Realized gain (loss)	4,455,106	—	—	—	—	4,455,106
Change in unrealized
appreciation/depreciation	62,989,973	749,847	(28,529)	(32,972)	65,798	63,744,117
Transfer in and/or out of Level 3	—	56,449,470	—	—	—	56,449,470
Balance as of
September 30, 2021	$191,280,184	$57,199,317	$13,002,247	$16,880,297	$914,359	$279,276,404
Change in unrealized
appreciation/depreciation
for Level 3 investments
held at September 30, 2021	$62,989,973	$749,847	$(28,529)	$(32,972)	$65,798	$63,744,117

	Fair Value
Type of Security	at 9/30/21	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Market Comparable	Discount Rate,
		Approach	EBITDA Multiple	3.0%/5.5x
		Broker Quotes	Market Data	$21.25
	$191,280,184	Estimated Proceeds	Market Data	$0.0007514
Convertible		Convertible
Preferred Stocks	$ 57,199,317	Valuation Model	Adjustment to yield	200 bps
Corporate Bonds	$ 13,002,247	Issue Price	Market Data	$100.00
Private Mortgage
Backed Obligations	$ 16,880,297	Discounted Cash Flow	Adjustment to yield	344 bps
Warrants	$ 914,359	Black Scholes	Volatility	45%

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

Transfers out of Level 2 and into Level 3 are due to the security not being priced by a third party.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Growth & Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$109,554,540	$—	$1,024,023	$110,578,563
Convertible Preferred Stocks [1]	261,320	250,775	1,167,333	1,679,428
Corporate Bonds [1]	—	36,788,097	220,377	37,508,474
Convertible Bonds [1]	—	7,003,141	—	7,003,141
Private Mortgage Backed Obligations [1]	—	—	496,957	496,957
Warrants [1]	—	—	4,997	4,997
Short-Term Investments	7,788,571	—	—	7,788,571
Total Assets:	$117,604,431	$44,042,013	$2,913,687	$165,060,131

[1] See Schedule of Investments for industry breakouts.

Osterweis Funds | Notes to Financial Statements at September 30, 2021 (Unaudited) (Continued)

The Following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

				Private
		Convertible		Mortgage
	Common	Preferred	Corporate	Backed
	Stocks	Stocks	Bonds	Obligations	Warrants	Total
Balance as of March 31, 2021	$898,707	$—	$243,104	$497,928	$4,637	$1,644,376
Acquisitions	—	—	—	—	—	—
Dispositions	(31,500)	—	(22,727)	—	—	(54,227)
Accrued discounts/premiums	—	—	422	—	—	422
Realized gain (loss)	13,983	—	—	—	—	13,983
Change in unrealized
appreciation/depreciation	142,833	15,303	(422)	(971)	360	157,102
Transfer in and/or out of Level 3	—	1,152,030	—	—	—	1,152,030
Balance as of
September 30, 2021	$1,024,023	$1,167,333	$220,377	$496,957	$4,997	$2,913,687
Change in unrealized
appreciation/depreciation
for Level 3 investments
held at September 30, 2021	$142,832	$15,303	$(422)	$(971)	$360	$157,102

	Fair Value
Type of Security	at 9/30/21	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Market Comparable	Discount Rate,
		Approach	EBITDA Multiple	3.0%/5.5x
		Broker Quotes	Market Data	$21.25
	$1,024,023	Estimated Proceeds	Market Data	$0.0007514
Convertible		Convertible
Preferred Stocks	$1,167,333	Valuation Model	Adjustment to yield	200 bps
Corporate Bonds	$ 220,377	Issue Price	Market Data	$100.00
Private Mortgage
Backed Obligations	$ 496,957	Discounted Cash Flow	Adjustment to yield	344 bps
Warrants	$ 4,997	Black Scholes	Volatility	45%

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

Transfers out of Level 2 and into Level 3 are due to the security not being priced by a third party.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Emerging
Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$222,972,272	$—	$—	$222,972,272
Short-Term Investments	27,536,426	—	—	27,536,426
Total Assets:	$250,508,698	$—	$—	$250,508,698

[1] See Schedule of Investments for industry breakouts.

Osterweis Funds | Notes to Financial Statements at September 30, 2021 (Unaudited) (Continued)

Osterweis Total Return Fund	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds [1]	$—	$70,181,605	$—	$70,181,605
Asset Backed Securities	—	30,972,842	—	30,972,842
Commercial
Mortgage-Backed Securities	—	2,005,884	—	2,005,884
Mortgage Backed Securities	—	64,573,907	—	64,573,907
United States Government Securities [2]	—	11,331,602	—	11,331,602
Short-Term Investments	7,403,292	1,999,211	—	9,402,503
Total Assets:	$7,403,292	$181,065,051	$—	$188,468,343
Other Financial Instruments [3]:
Interest Rate Contracts – Futures	$339,895	$—	$—	$339,895

[1]	See Schedule of Investments for industry breakouts.
[2]	See schedule of investments for security type breakouts.
[3]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the unrealized appreciation/(depreciation) on the investment.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Osterweis Total Return Fund’s average notional value of futures contracts outstanding during the six months ended September 30, 2021, was $59,347,371. The following tables show the effects of derivative instruments on the financial statements.

Statements of Assets and Liabilities

Fair values of derivative instruments as of September 30, 2021:

Osterweis Total Return Fund

	Asset Derivatives as of		Liability Derivatives as of
	September 30, 2021		September 30, 2021
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
Interest Rate	Variation		Variation
Contracts – Futures	margin receivable	$345,656	margin payable	$392,637

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the six months ended September 30, 2021:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain (Loss)	Realized Gain	Appreciation/Depreciation
	on Derivatives	(Loss) on Derivatives	on Derivatives
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
Interest Rate	Realized and Unrealized
Contracts – Futures	Gain (Loss) on Investments	$(2,682,836)	$(287,888)

Osterweis Funds | Notes to Financial Statements at September 30, 2021 (Unaudited) (Continued)

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund and Osterweis Emerging Opportunity Fund did not have derivatives activity during the six months ended September 30, 2021.

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable, interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Osterweis Total Return Fund had futures contracts activity during the six months ended September 30, 2021. Realized and unrealized gains and losses are included in the Statements of Operations. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund and Osterweis Emerging Opportunity Fund did not have futures contracts activity during the six months ended September 30, 2021.

D.
To-be-announced (“TBA”) Commitments. Each Fund may enter into TBA purchase commitments. In a TBA transaction, the TBA unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which can be 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. The Funds may enter into TBA sale commitments to hedge their portfolio positions or to sell securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or

Osterweis Funds | Notes to Financial Statements at September 30, 2021 (Unaudited) (Continued)

loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered. Transactions in TBAs are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The Osterweis Total Return Fund had TBAs during the six months ended September 30, 2021. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund and Osterweis Emerging Opportunity Fund did not have TBA’s during the six months ended September 30, 2021.

Statements of Assets and Liabilities

Fair values of TBA Commitments as of September 30, 2021:

Osterweis Total Return Fund

	Asset TBAs as of		Liability TBAs as of
	September 30, 2021		September 30, 2021
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
TBA Commitments	None	$ —	None	$ —

Statements of Operations

The effect of TBA Commitments on the Statements of Operations for the year ended September 30, 2021:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain	Realized Gain	Appreciation/Depreciation
	(Loss) on TBAs	(Loss) on TBAs	on TBAs
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
TBA Commitments	Realized and Unrealized
	Gain (Loss) on Investments	$121,484	$8,400

E.
Mortgage Dollar Rolls. The Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.

As of the most recent fiscal year end March 31, 2021, there were no late-year or post-October losses for the Funds.

Osterweis Funds | Notes to Financial Statements at September 30, 2021 (Unaudited) (Continued)

As of the most recent fiscal year end March 31, 2021, the Funds had the following capital loss carryovers available for federal income tax purposes:

Capital Loss Carryovers
	Short-Term	Long-Term
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	(8,092,848)	(520,504,102)
Osterweis Growth & Income Fund	—	—
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	—	—

As of September 30, 2021, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, as of September 30, 2021, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

G.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

H.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund and Osterweis Emerging Opportunity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund and Osterweis Growth & Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Total Return Fund normally are declared and paid on a monthly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

I.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

J.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

K.
Guarantees and Indemniﬁcations. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Osterweis Funds | Notes to Financial Statements at September 30, 2021 (Unaudited) (Continued)

M.
Oﬀsetting Agreements. The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2021:

Osterweis Total Return Fund

		Gross Amounts	Net Amounts		Cash
		Offset in the	Presented in		Collateral
	Gross	Statements of	the Statements of	Financial	Pledged	Net
Description	Amounts	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Assets
Interest Rate
Contracts – Futures [1]	$345,656	$345,656	$—	$—	$—	$—

Liabilities
Interest Rate
Contracts – Futures [1]	$392,637	$392,637	$—	$—	$—	$46,981

[1] Counterparty is Credit Suisse.

N.
Restricted Cash. Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Statements of Assets and Liabilities. Interest income earned on restricted cash is recorded in other income on the Statements of Operations.

O.
Recently Issued Accounting Pronouncements. In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is currently evaluating the impact, if any, of this provision.

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or “fund-of-funds arrangements”. These regulatory changes may limit the Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. The Fund is currently assessing the potential impact of the new rule on the Fund’s financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board

Osterweis Funds | Notes to Financial Statements at September 30, 2021 (Unaudited) (Continued)

oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. The Fund is currently evaluating the impact, if any, of applying this provision.

P.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

Note 3 – Commitments and Other Related Party Transactions

The Advisers provide the Funds with investment management services under separate Investment Advisory Agreements (the “Advisory Agreements”). Under the Advisory Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by each Fund. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.75%. Prior to June 30, 2021, Osterweis Fund was entitled to a monthly fee at the annual rate of 1.00% of the average daily net assets up to $250 million and 0.75% of the average daily net assets greater than $250 million. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of the average daily net assets greater than $2.5 billion. For the Osterweis Growth & Income Fund, the Adviser is entitled to a monthly fee at the annual rate of 0.75%. Prior to June 30, 2021, Osterweis Growth & Income Fund was entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the Osterweis Emerging Opportunity Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $500 million, 0.85% of the average daily net assets from $500 million to $1 billion, and 0.75% of the average daily net assets greater than $1 billion. For the Osterweis Total Return Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.45% of the average daily net assets. The amount of investment advisory fees incurred by the Funds for the six months ended September 30, 2021 is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (Expense Cap) for the Osterweis Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund by reducing all or a portion of their fees and reimbursing Fund expenses so that each Fund’s ratios of expenses to average net assets will not exceed 0.95%, 1.10% and 0.75%, respectively. Each Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or any Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Any amount due from the Adviser is paid monthly to the Funds, if applicable. For the six months ended September 30, 2021, the Adviser waived $81,223 and recaptured $27,631 in fees in the Osterweis Fund and waived $71,972 in fees in the Osterweis Emerging Opportunity Fund. As of September 30, 2021, the remaining cumulative amount the Adviser may be reimbursed is $876,697 for Osterweis Fund and $340,975 for Osterweis Emerging Opportunity Fund.

The Adviser may recapture a portion of the above no later than the years as stated below:

	March 31, 2022	March 31, 2023	March 31, 2024	September 30, 2025	Total
Osterweis Fund	$137,933	$312,022	$345,519	$81,223	$876,697
Osterweis Emerging Opportunity Fund	—	122,596	146,407	71,972	340,975

Osterweis Funds | Notes to Financial Statements at September 30, 2021 (Unaudited) (Continued)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the six months ended September 30, 2021, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board. For the six months ended September 30, 2021, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 – Purchases and Sales of Securities

For the six months ended September 30, 2021, the cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Osterweis Fund	$20,557,635	$26,579,121
Osterweis Strategic Income Fund	1,435,826,157	1,377,893,723
Osterweis Growth & Income Fund	16,558,537	20,594,203
Osterweis Emerging Opportunity Fund	135,224,499	143,605,592
Osterweis Total Return Fund	319,895,372	328,967,556

For the six months ended September 30, 2021, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities included above were as follows:

	Purchases	Sales
Osterweis Total Return Fund	$52,091,871	$59,251,302

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund and Osterweis Emerging Opportunity Fund did not purchase or sell U.S. Government securities during the six months ended September 30, 2021.

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the six months ended September 30, 2021(estimated), and the year ended March 31, 2021, was as follows:

	Ordinary Income
	September 30, 2021	March 31, 2021
Osterweis Fund	$—	$731,863
Osterweis Strategic Income Fund	118,540,698	188,057,162
Osterweis Growth & Income Fund	3,905,805	945,892
Osterweis Emerging Opportunity Fund	—	16,776,530
Osterweis Total Return Fund	636,048	6,398,924

	Long-Term Capital Gains [1]
	September 30, 2021	March 31, 2021
Osterweis Fund	$—	$7,453,594
Osterweis Strategic Income Fund	—	—
Osterweis Growth & Income Fund	—	4,074,530
Osterweis Emerging Opportunity Fund	—	3,884,481
Osterweis Total Return Fund	—	—

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Osterweis Funds | Notes to Financial Statements at September 30, 2021 (Unaudited) (Continued)

The cost basis of investments for federal income tax purposes at most recent fiscal year end, March 31, 2021, was as follows:

			Growth &	Emerging
	Osterweis	Strategic	Income	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
Cost of investments	$97,075,884	$5,006,883,398	$110,579,036	$189,801,555	$247,835,724
Gross tax unrealized appreciation	72,350,661	228,765,416	47,307,739	50,316,053	1,932,607
Gross tax unrealized depreciation	(838,664)	(58,651,194)	(957,782)	(9,518,690)	(4,622,003)
Net tax unrealized
appreciation/depreciation	71,511,997	170,114,222	46,349,957	40,797,363	(2,689,396)
Undistributed ordinary income	1,459,601	11,393,811	3,418,331	21,552,756	155,721
Undistributed long-term capital gain	4,867,974	—	2,114,165	9,398,432	—
Total distributable earnings	6,327,575	11,393,811	5,532,496	30,951,188	155,721
Other accumulated gain/(loss)	—	(528,596,950)	—	(5,662)	577
Total distributable (accumulated)
earnings (losses)	$77,839,572	$(347,088,917)	$51,882,453	$71,742,889	$(2,533,098)

The tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

Note 6 – Investments in Affiliates

Affiliated companies are those that are “affiliated persons” as defined in Section 2(a)(3) of the 1940 Act.  They include, among other entities, issuers 5% or more of whose outstanding voting shares are held by the Fund.  For the six months ended September 30, 2021, the Funds had the following transactions with affiliated companies:

Osterweis Strategic Income Fund

Affiliates
	Share					Change in
	Balance	Value			Realized	Unrealized	Value
Convertible	September 30,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	September 30,	Dividend
Preferred Stocks	2021	2021	sitions	sitions	(Loss)	Depreciation	2021	Income
Daseke, Inc., 7.625%
	490,000	$59,488,936	$—	$—	$—	$(2,289,619)	$57,199,317	$1,868,126

Osterwies Growth & Income Fund

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
Convertible	September 30,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	September 30,	Dividend
Preferred Stocks	2021	2021	sitions	sitions	(Loss)	Depreciation	2021	Income
Daseke, Inc., 7.625%
	10,000	$1,214,060	$—	$—	$—	$(46,727)	$1,167,333	$38,126

Osterweis Funds | Notes to Financial Statements at September 30, 2021 (Unaudited) (Continued)

Note 7 – Credit Facility

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the six months ended September 30, 2021, are as follows:

			Growth &	Emerging
	Osterweis	Strategic	Income	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
Maximum available credit	$20,000,000	$300,000,000	$20,000,000	$15,000,000	$13,000,000
Largest amount outstanding
on an individual day	—	—	—	—	204,000
Average balance when in use	—	—	—	—	204,000
Credit facility outstanding as of
September 30, 2021	—	—	—	—	—
Average interest rate when in use	—	—	—	—	3.25%

Interest expenses for the six months ended September 30, 2021, are disclosed in the Statements of Operations, as applicable.

Note 8 – Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”)

The Funds invest significantly in corporate bonds that have interest rate provisions linked to LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for such loans. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The expected discontinuation of LIBOR may impact the functioning, liquidity, and value of these.

Note 9 – (COVID-19) Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. Please refer to the Funds’ prospectus for information regarding the Funds’ principal risks.

Osterweis Funds | Expense Examples For the Six Months Ended September 30, 2021 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021– September 30, 2021).

Actual Expenses

The “Actual” line for each of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, fund administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	4/1/21	9/30/21	During the Period [1]
Osterweis Fund
Actual	$1,000.00	$1,053.90	$4.89
Hypothetical (5% annual return before expenses)	1,000.00	1,020.31	4.81

Strategic Income Fund
Actual	1,000.00	1,036.40	4.24
Hypothetical (5% annual return before expenses)	1,000.00	1,020.91	4.20

Growth & Income Fund
Actual	1,000.00	1,047.60	5.24
Hypothetical (5% annual return before expenses)	1,000.00	1,019.95	5.16

Emerging Opportunity Fund
Actual	1,000.00	1,059.00	5.68
Hypothetical (5% annual return before expenses)	1,000.00	1,019.55	5.57

Total Return Fund
Actual	1,000.00	1,001.20	3.16
Hypothetical (5% annual return before expenses)	1,000.00	1,021.91	3.19

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund were 0.95%, 0.83%, 1.02%, 1.10% and 0.63% (reflecting fee waivers and recoupments in effect), respectively, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period.)

Additional Information

Information About Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov

Information About the Portfolio Holdings

The Funds’ quarterly holdings for the most recent fiscal year can be obtained by accessing the Funds’ website at www.osterweis.com/literature. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling (866)-236-0050.

Householding

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Please call the Transfer Agent (or your financial institution) without charge at (866)-236-0050 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Information About the Funds Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Approval of Investment Advisory Agreements (Unaudited)

OSTERWEIS FUND
OSTERWEIS STRATEGIC INCOME FUND
OSTERWEIS GROWTH & INCOME FUND
OSTERWEIS EMERGING OPPORTUNITY FUND
OSTERWEIS TOTAL RETURN FUND

At a meeting held on August 17-18, 20211, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and Osterweis Capital Management, Inc. for Osterweis Fund and Osterweis Capital Management, LLC for each of the Osterweis Strategic Income Fund, the Osterweis Growth & Income Fund, the Osterweis Emerging Opportunity Fund and the Osterweis Total Return Fund (each a “Fund,” and together, the “Funds”).  Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC are referred to individually as an “Adviser” and collectively as the “Advisers” or “Osterweis.”  At this meeting and at a prior meeting held on June 17, 2021, the Board received and reviewed substantial information regarding the Funds, the Advisers and the services provided by the Advisers to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisers under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Advisers’ overall services provided to the Funds as well as their specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance program, their chief compliance officer and the Advisers’ compliance record, as well as the Advisers’ cybersecurity program, business continuity plan and risk management process. Additionally, the Board considered how the Advisers’ business continuity plan has operated during the COVID-19 pandemic. The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with certain personnel of the Advisers by video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisers’ risk management process.  The Board concluded that the Advisers had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing their duties under the Advisory Agreements, and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Advisers. In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Advisers’ similarly managed accounts, all for periods ended March 31, 2021.  The Board also considered performance against a smaller group of peers selected by an independent third-party consultant engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe.  When reviewing the Funds’ performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Funds and such benchmarks as well as other differences between actively managed

_________________

[1]
Although the Investment Company Act requires that approval of the continuance of the Advisory Agreement be approved by the in-person vote of a majority of the Independent Trustees, the August 17-18, 2021 meeting was held virtually in reliance on an order issued by the Securities and Exchange Commission, which provided temporary relief from the in-person meeting requirements in response to the COVID-19 pandemic.

Approval of Investment Advisory Agreements (Unaudited) (Continued)

funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

For the Osterweis Fund, the Board noted that the Fund underperformed its peer group median for the one-year and five-year periods and outperformed for the three-year period.  The Board also noted that the Fund outperformed the average of its Cohort for the one-year and three-year periods and underperformed the average for the five-year period.  The Board also considered the underperformance of the Fund against its broad-based securities market benchmark for the one-year and five-year periods and outperformance for the three-year period.  The Board also considered the Fund’s underperformance compared to the Adviser’s core equity composite for the one-year period and outperformance for the three-year and five-year periods, noting such differences were not significant.

For the Osterweis Strategic Income Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three year and five-year periods.  The Board also noted that the Fund underperformed the average of its Cohort for the one-year, three-year and five-year periods.  The Board also considered the outperformance of the Fund against its broad-based securities market benchmark for the one-year, three-year, five-year periods.  The Board also considered the Fund’s underperformance compared to the Adviser’s strategic income composite for the one-year, three-year, and five-year periods, noting such differences were not significant.

For the Osterweis Growth & Income Fund, the Board noted that the Fund had outperformed its peer group median for the one-year, three-year and five-year periods.  The Board also noted that the Fund outperformed the average of its Cohort for the one-year, three-year and five-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it outperformed for the one-year, three-year and five-year periods.  The Board also considered the Fund’s outperformance compared to the Adviser’s flexible balanced composite for the one-year, three-year, and five-year periods, noting such differences were not significant.

For the Osterweis Emerging Opportunity Fund, the Board noted that the Fund had outperformed its peer group median for the one-year and three-year periods.  The Board also noted that the Fund outperformed the average of its Cohort for the one-year and three-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it outperformed for the one-year and three-year periods. The Board also considered the Fund’s outperformance compared to the Adviser’s emerging growth composite for the one-year period and underperformance for the three-year period, noting such differences were not significant.

For the Osterweis Total Return Fund, the Board noted that the Fund had underperformed its peer group median for the one-year period and outperformed for the three-year period.  The Board also noted that the Fund underperformed the average of its Cohort for the one-year period and outperformed the average for the three-year period.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it outperformed for the one-year and three-year periods.  The Trustees noted that the Adviser does not replicate the Osterweis Total Return Fund’s investment style in separately managed accounts.

3.
The costs of the services provided by the Advisers and the structure of the Advisers’ fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisers, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Osterweis Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.95% (the “Expense Cap”). The Board noted that the Fund’s advisory fee and net expense ratio were higher than its peer group median and average.  The Board noted that the Fund’s net expense ratio was lower than

Approval of Investment Advisory Agreements (Unaudited) (Continued)

the average of its Cohort.  The Board noted that, after discussions with the Board,  the Adviser recently implemented the removal of breakpoints from the advisory fee with all assets being charged an advisory fee of 0.75% (previously was 1.00% on the first $250 million and 0.75% thereafter).  The Board noted that the fees charged to other similarly managed account clients were higher than, equal to, or lower than those charged to the Osterweis Fund depending on the level of assets.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Strategic Income Fund, the Board noted that the Fund’s advisory fee was higher than that of its peer group median and average. The Board noted the net expense ratio was slightly above the median and below the average. The Board noted that the Fund’s net expense ratio was lower than the average of its Cohort. The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund and that the breakpoints were currently in effect.  The Board noted that the fees charged to other similarly managed account clients were higher than or equal to those charged to the Osterweis Strategic Income Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Growth & Income Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board noted the Adviser, after discussions with the Board,  recently implemented the removal of breakpoints from the advisory fee with all assets being charged an advisory fee of 0.75% (previously was 1.00% on the first $500 million and 0.75% thereafter).  The Board noted that the fees charged to other similarly managed account clients were higher than, equal to, or lower than those charged to the Osterweis Growth & Income Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Emerging Opportunity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.10% (the “Expense Cap”). The Board noted that the Fund’s advisory fee was higher than that of its peer group median and average, and the net expense ratio was at the median and below the average.  The Board noted that the Fund’s net expense ratio was lower than the average of its Cohort.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although Fund assets had not yet grown to a point where the breakpoint has been reached.  The Board noted that the fees charged to other similarly managed account clients were higher than or equal to those charged to the Osterweis Emerging Opportunity Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Total Return Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.75% (the “Expense Cap”) although the Fund is currently operating below that level. The Board noted that the Fund’s advisory fee and net expense ratio were lower than those of its peer group median and average. The Board noted that the Fund’s net expense ratio was lower than the average of its Cohort.  The Trustees noted that the Adviser does not replicate the Osterweis Total Return Fund’s investment style in separately managed accounts. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisers that should be shared with shareholders.  The Board noted that the Advisory Agreements for the Osterweis Strategic Income Fund and Osterweis Emerging Opportunity Fund contain breakpoints in the advisory fee.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Osterweis Fund, Osterweis Emerging Opportunity Fund, and Osterweis Total Return Fund do not exceed their respective Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

Approval of Investment Advisory Agreements (Unaudited) (Continued)

5.
The profits to be realized by the Advisers and their affiliates from their relationship with the Funds. The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Funds.  The Board considered the profitability to the Advisers from their relationship with the Funds and considered any additional material benefits derived by the Advisers from their relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Advisers.  After such review, the Board determined that the profitability to the Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate financial resources to support the services they provide to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisers, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interest of each Fund and its shareholders.

Statement Regarding Liquidity Risk Management Program (Unaudited)

The Funds have adopted a liquidity risk management program (the “program”). The Board has designated the Adviser to serve as the administrator of the program. Personnel of the Adviser conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Adviser.

Under the program, the Adviser manages the Funds’ liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of each Funds’ investments, limiting the amount of the Funds’ illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. The Adviser’s process of determining the degree of liquidity of the Funds’ investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Adviser regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the Adviser provided its assessment that the program had been effective in managing the Funds’ liquidity risk.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Growth & Income Fund	OSTVX	74316J771
Osterweis Emerging Opportunity Fund	OSTGX	74316P744
Osterweis Total Return Fund	OSTRX	74316P736

OWRPSEMI – 0921

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Professionally Managed Portfolios

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    December 3, 2021

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 3, 2021

* Print the name and title of each signing officer under his or her signature.